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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4769

Strong Municipal Bond Fund, Inc., on behalf

of the Strong Municipal Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Stockholders

ANNUAL REPORT | October 31, 2003

Strong

Municipal Income

Funds

Strong Intermediate Municipal Bond Fund

Strong Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

Strong Minnesota Tax-Free Fund

Strong Short-Term Municipal Bond Fund

Strong Wisconsin Tax-Free Fund

ANNUAL REPORT | October 31, 2003

Strong

Municipal Income

Funds

A Few Words From Jay Mueller, Director of Fixed Income Investing

In the autumn of 1981, long-term U.S. Treasury bonds offered yields in excess of 15%. To put that 15% in perspective, consider that the U.S. stock market has generated an annual rate of return of about 10% over the last three-quarters of a century. Government bonds have historically returned closer to 5%. And bear in mind that an investment which earns a consistent 15% compounded annual return doubles in value in five years. Conclusion: Treasuries were very cheap in 1981.

Or were they? Inflation, as measured by the Consumer Price Index (CPI), hit a whopping 14.8% in early 1980, and remained in the double digits for most of the next year and a half. Remember also that investors pay taxes on nominal (not inflation-adjusted) interest earned, and that they faced a top marginal income tax rate of 70% (which would drop to a mere 50% following the phase-in of the Reagan tax cut signed in August of 1981). Taking into account taxes and inflation, bond investors faced the prospect of losing money with those 15% rates!

It was a different world then. Potential home-buyers had to contend with 18% mortgage rates. Baa-rated corporate bonds sported yields in excess of 17%. The Prime Loan Rate hit 21.5%. But change was in the air. Led by Federal Reserve Board Chairman Paul Volker, a restrictive monetary policy put the brakes on the wage-price spiral. Lower marginal tax rates made investing in bonds more attractive. In consequence, interest rates began a long, steady decline.

Throughout the two-decade retreat of inflation, Volker, his successor Alan Greenspan, and the other members of the Federal Reserve Board labored mightily to prevent a resurgence of the disease. While tasked by law to promote both strong economic growth and low inflation, the central bank was primarily concerned with the latter assignment. Fed policy was characterized by a desire for “opportunistic disinflation”— keeping price acceleration under control during cyclical upswings, and pushing inflation down to successive new lows during periods of economic weakness.

One such cyclical slump began in early 2001. Inflation was running at a 3.7% year-over-year pace in January of that year. The Federal Reserve, having engineered a tightening of monetary policy during the final days of the stock market bubble, reversed course on January 3, cutting its overnight rate target by 0.50% to 6.00% at an unscheduled meeting. This proved to be the initial volley in a rearguard action to prevent the bursting of the bubble from dragging down the economy into a Japan-style protracted recession. By August of 2001, the federal funds target rate was down to 3.5%. The terrorist attacks of September 11 added urgency to the Fed’s mission, and four more rate cuts were made in quick succession. By the end of 2001, short-term rates stood at 1.5%.

Weighed down by the accumulated excesses of the boom years, the economy staged only a modest recovery over the course of 2002. A 5% pace of expansion in the first quarter raised hopes that were dashed by the second quarter’s dismal 1.3% growth rate. A decent third quarter was offset by a disappointing fourth quarter.

The opening months of 2003 were tense. War loomed in Iraq. The government of North Korea made bellicose pronouncements that forced a wary world to guess at the isolated regime’s capabilities and intentions. There was a massive strike in Venezuela, one of the world’s largest oil producers, and civil unrest in Nigeria, another major

(Continued on next page)

exporter of crude oil. Higher energy prices, geopolitical tension, and bad weather conspired to produce yet another anemic quarter of growth. There was speculation that traditional monetary policy tools were ineffective in a post-bubble economic environment. Discussion of unconventional options moved from academic and professional journals to the mainstream. Then Operation Iraqi Freedom began, and for a few weeks, financial markets were held captive to every advance and every setback in the Middle East.

When it became clear that neither the direst fears nor the highest hopes would be immediately borne out in the Middle East, capital markets were obliged to return to consideration of evolving economic conditions. In April, core inflation (CPI, excluding food and energy prices) fell to a multi-decade low of 1.5% on a year-over-year basis. Business conditions were still soft.

At the May meeting of the Federal Reserve’s Open Market Committee (FOMC), there was a meaningful shift in the language of Fed policy. Prior statements had generally contained a judgment as to the relative risks of too much inflation versus not enough growth. While not necessarily endorsing the idea that there is an implicit trade-off between the two, the Fed’s wording suggested that it could only address one at a time, with the more grave of the two threats taking precedence. But in May, the inflation-growth dialectic was overturned. The statement issued at the meeting’s close contained the following key paragraph:

“Although the timing and extent of that improvement remain uncertain, the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level. The Committee believes that, taken together, the balance of risks to achieving its goals is weighted toward weakness over the foreseeable future.”

Here was something new for markets to digest. The Fed was publicly worrying about not enough inflation! More properly, the central bankers were voicing the fear that inflation might slip below zero into the realm of deflation.

For most of the major industrialized nations of the world, the primary monetary phenomenon of the post-WWII era has been inflation. Deflation — a steady drop in the general price level — has seldom been seen since the time of the Great Depression. The May FOMC statement led many to believe that a sharp easing of monetary policy was in store, and that unconventional — even radical — steps might be taken to avert such a calamity.

Policy-makers might have been disturbed by the prospect of deflation, but bond investors seemed to revel in the possibility. For just as inflation erodes the real value of fixed-rate bond coupon payments, so deflation increases their real value. Consider: If the price of everything you buy falls in price by 5%, every dollar you earn is worth about 5% more in purchasing power. This is as true of interest payments as it is wages. Those interest payments are more valuable than they would be in a rising price environment. This deflation dynamic and the Fed policy actions, which investors believed would be employed to counter it, pushed interest rates to a generational low in June.

At the June 25 meeting of the FOMC, however, the monetary authorities disappointed the deflation-believers by delivering only a modest (and commonplace) 0.25% cut in overnight rate targets. As well, the much-discussed “unconventional policy” thesis was rudely dismissed. Interest rates began a long march higher.

The upward trend in yields was reinforced when economic data began to reveal gathering strength in the economy. A stronger-than-expected GDP report for the second quarter showed that there was indeed a “post-Iraq bounce.” The major tax-rate cuts went into effect in July, and a wave of mortgage refinancing added momentum to an improving outlook. Third-quarter GDP figures showed an astonishing 8.2% rate of economic expansion. And the job market — typically one of the last aspects of a recovery to show improvement — finally gained traction too. From a peak of 6.4% in June, unemployment fell to 6% in October. At long last there was solid evidence of sustainable recovery.

While strong economic figures changed perceptions of monetary policy and shoved Treasury bond yields higher, they also suggested that the improvement in credit markets that began in late 2002 was justified. Corporate bond yields rose less than comparable Treasury yields in reflection of improved credit fundamentals; a robust business climate makes it easier for corporations to service their debt obligations. (To understand why this was so, remember that more creditworthy borrowers pay lower interest rates than risky ones. As a consumer, the higher your credit score, the more likely you are to qualify for lower-cost borrowing. The same is true of businesses.)

To put the last 12 months in a nutshell, economic growth — after several false starts — finally shifted into high gear. Core inflation made new secular lows. The Federal Reserve maintained a highly accommodative stance. And corporate credit quality improved.

Looking ahead, I expect economic growth to remain firm (though a repeat of the third-quarter blowout is highly unlikely) and inflation to stay subdued. In such an environment, the Federal Reserve should have the latitude to be patient, making good on its pledge to keep monetary policy accommodative for a “considerable period.” I believe short-term rates will eventually rise, of course. A 1% overnight rate is hardly an equilibrium level in a robust economic expansion. It is less clear that intermediate- and long-term rates need rise very much. If inflation stays in the neighborhood of 1%, a case can be made that the present 4%-4.5% range in yield for the ten-year Treasury bond is fair. Accordingly, I’m optimistic the bond market will present opportunities to earn competitive returns.

Thank you for your investment in the Strong Funds. We look forward to serving you in the year ahead.

Jay Mueller

Strong Intermediate Municipal Bond Fund

Your Fund’s Approach

The Strong Intermediate Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund’s manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average effective maturity between three and ten years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 7-31-01 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7-Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund’s performance over the one-year period compared favorably with both its benchmark, the Lehman Brothers Municipal 7-Year Bond Index, and its peer group as measured by the Lipper Intermediate Municipal Dept Funds Index. Most of this outperformance was attributable to the second half of the year when the Fund’s performance benefited from our move to slightly decrease the Fund’s sensitivity to interest-rate hikes and to mildly lower our average credit quality. Both of these strategies provided a positive impact on the Fund’s performance as interest rates were slightly higher during the period, and lower-quality bonds performed very well.

Rates varied widely

Over the past year, we experienced some of the most volatile interest rate markets seen in recent history. While the yield on a ten-year, AAA-rated municipal bond was relatively unchanged from the beginning to the end of the period at about 3.65%, over the course of the year it traded as low as 2.85% and reached a high of just over 4%.

The Federal Reserve did its part to rejuvenate the economy by decreasing the federal funds target rate by 50 basis points (half a percentage point) early in the period and another 25 basis points this past June. These actions, as well as the Fed’s statements that it was willing to use other, “non-conventional” methods to prevent a deflationary environment in the U.S., led to a strong rally in the fixed-income market in early June. Because bond yields decline as bond prices rise, this rally took the yields on ten-year municipal notes to their lowest levels of the period.

However, by late June, interest rates started to move higher as investors felt that federal tax cuts would help to spark an increase in economic activity, a condition that is typically less favorable to bonds. At the same time, stock and commodity prices were moving higher, which many believed was a signal that U.S. economic growth was accelerating.

Municipal bonds performed very well relative to Treasuries during the period, especially at those times when interest rates were increasing rapidly. Lower-quality municipals also performed very well later in the period, as the outlook for an improved economy helped to bolster investors’ confidence in these bonds.

Positioning contributed positively to returns

The Fund benefited from several decisions we made regarding the portfolio’s positioning during the period. We decreased the Fund’s duration (sensitivity to rising interest rates) in late December and again in June, which helped to cushion the impact on the Fund’s share price when rates rose very quickly. In June, we used Treasury note futures to decrease the Fund’s duration. We made this choice based on our view that municipals were priced very cheaply relative to Treasuries, and we anticipated that the relationship between the two types of bonds would eventually revert to more typical levels. This proved to be correct; when the bond market corrected in June and July, ten-year municipal yields only increased by about 1.15 percentage points, while ten-year Treasury yields increased by about 1.5 percentage points.

Our weightings in bonds of various maturities also contributed positively to returns for the Fund. We emphasized intermediate bonds with maturities between five and ten years. These performed very well in a period that saw the difference between yields on short-term bonds and those on long-term bonds widen.

Considering the path of future growth

With the very strong recent economic growth reports, the question is whether this level of growth is sustainable, or if it simply represents a one-quarter blip, and growth will soon drop back to more modest levels. At this point, it is too early to know the answer. What we do know, however, is that bond prices indicate that the bond market is anticipating some pickup in economic activity, along with the rising interest rates that typically accompany such a recovery.

In addition, it’s clear that — also in anticipation of recovery — the prices on lower-quality bonds have appreciated rapidly over the past four to six months. Therefore, until we get a better indication of just where the U.S. economy is headed, we intend to keep the Fund’s duration close to the benchmark level. We also plan to reduce our exposure to some of the lower-quality bonds that have performed particularly well in recent months; we believe this step will improve the average credit quality of the entire portfolio.

We appreciate your continued investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	6.84%
Since Fund Inception (7-31-01)	7.84%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[2]	3.59%
Average effective maturity[3]	6.1 years
Average quality rating[4]	AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. The administrator has temporarily absorbed expenses of 0.68%. Otherwise, the current yield would have been 2.91%, and returns would have been lower.
[3]	The Fund’s average effective maturity includes the effect of futures.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.
*	The Lehman Brothers Municipal 7-Year Bond Index is the 7-year component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Lipper Intermediate Municipal Debt Funds Index is the average of the 30 largest funds in this Lipper category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years. Source of the Lehman Brothers index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund

Your Fund’s Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 25% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund’s manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 10-23-86 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund’s performance over the one-year period ended October 31, 2003, outpaced both its peer group, as measured by the Lipper General Municipal Dept Funds Index, and its broad-based benchmark, the Lehman Brothers Municipal Bond Index, with most of the outperformance coming in the second half of the period.

At the beginning of the period, the Fund’s sensitivity to movements in interest rates was somewhat lower than its benchmark level, and its average credit quality was slightly lower than the benchmark’s. This positioning hurt the Fund’s performance in the early part of the period, but we stuck with it and even added some lower-quality bonds in April. In the second half of the year, both of these strategies had positive impact on performance, as interest rates moved slightly higher during the period, and lower-quality bonds performed very well.

Interest rates fluctuated

Over the past year, we experienced some of the most volatile interest-rate markets seen in recent history. While the yield on a ten-year, AAA-rated municipal bond was relatively unchanged from the beginning to the end of the period at about 3.65%, over the course of the year it traded as low as 2.85% and reached a high of just over 4%.

The Federal Reserve did its part to rejuvenate the economy by decreasing the federal funds target rate by 50 basis points (half a percentage point) early in the period and another 25 basis points this past June. These actions, as well as the Fed’s statements that it was willing to use other, “non-conventional” methods to prevent a deflationary environment in the U.S., led to a strong rally in the fixed-income market in early June. However, by late June, interest rates started to move higher as investors felt that federal tax cuts would help to spark an increase in economic activity, a condition that is typically less favorable to bonds. Gross domestic product growth reached 8.2% in the third quarter, a figure that significantly exceeded most expectations.

Municipal bonds performed very well relative to Treasuries during the period, especially at those times when interest rates were increasing rapidly. Lower-quality municipals also performed very well later in the year, as the outlook for an improved economy helped to bolster investors’ confidence in these bonds.

Positioning for a changing environment

Over the year, we kept the Fund’s interest rate sensitivity at levels that were either even with or slightly shorter than the benchmark’s. This hurt the Fund’s performance when interest rates moved lower but helped to cushion the Fund later in the year when rates rose very quickly.

On a similar note, the Fund’s holdings in two specific sectors detracted from its performance early in the period, but did well in the second half: tobacco bonds and airline-backed bonds. Tobacco bonds — backed by settlement payments from the tobacco industry to individual states — came under pressure in April and again in July as investors grew concerned about the longer-term outlook for these bonds. We took the opportunity to expand the Fund’s position in these bonds — and when investors’ concerns subsided, the sector started to perform very well.

The airline sector also came under pressure early in the period, and again, we added a small amount of exposure to these bonds. This hurt the Fund’s performance early in the period, but as the war in Iraq wound down and the economy started to improve, airline bonds surged ahead to become the best-performing part of the municipal market. At that point, we chose to sell the Fund’s holdings, as we believe the sector remains vulnerable to risk related to possible developments on the global and economic fronts.

Considering the economy’s future direction

With the very strong recent economic growth reports, the question is whether this level of growth is sustainable, or if it simply represents a one-quarter blip, and growth will soon drop back to more modest levels. At this point, it is too early to know the answer. What we do know, however, is that bond prices indicate that the bond market is anticipating some pickup in economic activity, along with the rising interest rates that typically accompany such a recovery.

In addition, it’s clear that — also in anticipation of recovery — the prices on lower-quality bonds have appreciated rapidly over the past four to six months. Therefore, until we get a better indication of just where the U.S. economy is headed, we intend to keep the Fund’s duration close to the benchmark level. We also plan to reduce the Fund’s exposure to some of the lower-quality bonds that have performed particularly well in recent months; this step will improve the average credit quality of the Fund’s entire portfolio.

Thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	6.52%
5-year	2.63%
10-year	4.05%
Since Fund Inception (10-23-86)	5.55%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[2]	4.51%
Average effective maturity[3]	8.6 years
Average quality rating[4]	A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03.
[3]	The Fund’s average effective maturity includes the effect of when-issued securities.
[4]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.
*	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Municipal Fund

Your Fund’s Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, and invests primarily in short- and intermediate-term, medium- and lower-quality municipal bonds (e.g., securities rated BBB through C by Standard and Poor’s (S&P)). The Fund may also invest up to 20% of its net assets in taxable securities of comparable credit quality to its investment in municipal obligations including U.S. government securities, bank and corporate obligations, and other fixed income securities. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 11-30-97 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The high-yield municipal market delivered strong returns over the past year. In spite of continued volatility in certain sectors of the market, the Fund achieved its goal of producing a high level of tax-free income while offering lowered volatility compared with longer-term, high-yield municipal funds. Its relative performance was better in the second half of the year as several sectors in the marketplace (e.g., tobacco and airline-backed bonds) rebounded sharply in price.

Although a combination of factors helped the Fund to perform well over the last year, by far the biggest factor contributing to returns was its exposure to lower-quality bonds. These bonds performed well as the economy started to show signs of recovery. Lower-quality securities appreciated significantly in price and added a higher level of income to the portfolio’s return.

A strong period for municipals

Short-term interest rates were quite volatile over the past year. However, the Fund’s share price is not closely tied to changes in interest rates. Rather the Fund’s share price and overall returns are more heavily influenced by changes in the value of high-yield municipals relative to higher-quality municipal bonds.

Municipal bonds performed very well relative to U.S. Treasuries during the year, especially at those times when interest rates were increasing rapidly. Lower-quality bonds also performed strongly, especially in the last six months of the year. Despite this strong recent performance, we believe the prices of many lower-rated municipal bonds remain attractive.

Non-traditional municipal investors have played an increasing role in the municipal marketplace. Attracted by the cheapness of municipals relative to taxable bonds,

these investors have helped to absorb increased levels of new bond issuance that might otherwise have had negative impact on bond prices.

Sectors driving the Fund’s performance

The Fund delivered a high level of income, which helped it perform well during the period. The Fund ended the period with an average credit quality of BBB. As we have discussed in previous reports, we have continued to make progress in reducing the size of the Fund’s individual positions in the portfolio, primarily with respect to lower-rated credits. This has served to help mitigate the Fund’s share price volatility.

We reduced the Fund’s investment in nonrated bonds, and we reinvested those assets in rated, higher-quality securities. Although we continue to favor lower-quality holdings for their high levels of income, we have limited any new positions in securities rated BBB and lower to 2% or less of net assets.

Two sectors that detracted from performance early in the period but did well in the second half were tobacco bonds and airline-backed bonds. Tobacco bonds — backed by settlement payments from the tobacco industry to individual states — came under pressure in April and again in July as investors grew concerned about the longer-term outlook for these bonds. We took the opportunity to expand the Fund’s position in these bonds — and when investors’ concerns subsided, the sector started to perform very well. We will likely reduce the Fund’s position if the bonds’ yields continue to decline (that is, if the bonds continue to appreciate in value).

The airline sector also came under pressure early in the period, and again, we added a small amount of exposure to these bonds. This hurt the Fund’s performance at first, but as the war in Iraq wound down and the economy started to improve, airline bonds surged ahead to become the best-performing part of the municipal market. We have now reduced the Fund’s holdings in this sector.

Our plan for the year ahead

With the very strong recent economic growth reports, the question is whether this level of growth is sustainable, or if it simply represents a one-quarter blip and growth will soon drop back to more modest levels. At this point, it is too early to know the answer. What we do know, however, is that bond prices indicate that the bond market is anticipating some pickup in economic activity, along with the rising interest rates that typically accompany such a recovery.

We plan to continue to reduce the Fund’s exposure to some of the lower-quality bonds that have performed well in recent months. This step has already slightly improved the Fund’s average credit quality, but we anticipate the average credit rating in the Fund will remain at BBB.

Thank you for your investment in the Strong Short-Term High Yield Municipal Fund.

Mary-Kay H. Bourbulas

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	4.89%
3-year	4.23%
5-year	3.42%
Since Fund Inception (11-30-97)	3.93%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[2]	4.06%
Average effective maturity[3]	2.70 years
Average quality rating[4]	BBB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03.
[3]	The Fund’s average effective maturity includes the effect of when-issued securities.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.
*	The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is the 1-5 year component of the Non-Investment Grade Municipal Bond Index. The Non-Investment Grade Municipal Bond Index consists of bonds that must be non-rated or be rated Ba1 or below. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Minnesota Tax-Free Fund

Your Fund’s Approach

The Strong Minnesota Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes. The Fund invests, under normal conditions, at least 95% of its net assets in municipal obligations whose interest is exempt from federal and Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations, which are exempt from the federal Alternative Minimum Tax (AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. The Fund may invest up to 25% of its net assets in high-yield, lower-quality municipal obligations (junk bonds). The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds, which may be in related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 12-26-02 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Minnesota Tax-Free Fund outperformed its broad benchmark, the Lehman Brothers Municipal Bond Index, since inception (which is less than the full year). A number of tactical decisions regarding the portfolio’s overall positioning contributed positively to Fund performance, though the Fund’s emphasis on high-quality bonds hurt returns over the year.

The improving economy and strong demands for higher yields in a low interest-rate environment made lower-rated securities the best performers for the period. The Fund performed best when interest rates were falling, a situation in which higher-quality assets typically outperform. Conversely, when rates rose sharply, as they did in July and August, lower-quality assets did the best, and the Fund’s performance lagged.

Prices on municipal bonds rose overall

Stimulated by both the Federal Reserve’s interest-rate cuts and tax cuts from Washington, the economy showed signs of improvement throughout the past year. An aggressive Federal Reserve lowered short-term rates sufficiently to bring them near 40-year lows. Homeowners refinanced mortgages at a record pace; lower house payments spurred consumer spending that helped to support the economy.

With their retroactive tax cut, President Bush and Congress provided fiscal stimulus that also enhanced consumer spending and confidence. The tax cut, along with defense spending in Iraq, did swing the federal budget deep into deficit territory once again. So far, however, the stimulative benefits of the tax cut have outweighed the offsetting negative impact from increased federal borrowing.

This combination of monetary and fiscal stimulus helped produce an unusually strong economy, as evidenced by growth in gross domestic product that reached 8.2% for the third quarter. Encouragingly, inflation remained very moderate despite the improving economy.

The impact of the enormous stimulus was moderately higher Treasury yields, but stable to mostly lower municipal yields. The divergence in direction between these two markets was primarily due to the unusually cheap prices tax-exempt bonds sported at the start of the period. Municipal bond values rose throughout the year.

Budget deficits continued to plague many state and local governments, though for investors the headlines proved to be scarier than the reality. Minnesota was able to overcome its large state budget deficit with a combination of budget cuts, one-time transfers, and additional taxes. Moody’s lowered the state’s credit rating one notch, to Aa1, but it remains among the strongest fiscal states in the nation. Challenging times and difficult decisions remain for Minnesota politicians, as they will have to consider further spending cuts, tax increases, or both. With the resurgent national economy, though, there are many reasons to be hopeful that conditions will continue to improve.

Positioning for a changing bond market

Just as lower-quality corporate bonds led the taxable bond market last year, lower-quality municipal bonds were the best performers in the tax-exempt market. Our focus on higher-quality issues for the Fund therefore hurt its performance recently, but for the long term, we believe maintaining a higher-quality profile remains the right approach for this Fund.

The Fund held approximately 70% of assets in intermediate-term bonds — those with maturities between five and ten years. This positioning had positive impact on the Fund’s performance over the year, as bonds in this maturity range outperformed both shorter- and longer-term municipals. Also, we made some timely shifts in the Fund’s sensitivity to changing interest rates over the year, which helped to boost the Fund’s returns.

Another factor in the Fund’s good performance this year was individual security selection. With its relatively small size, the Fund is able to capitalize on market inefficiencies, finding solid bonds selling at prices that appear to be unjustifiably low. Using such opportunities had favorable impact on the Fund’s performance this year.

Looking ahead

Despite the overall improved tone in the economic environment, questions remain as to the sustainability and pace of the recovery. There is already widespread concern about rising inflation and the potential for higher interest rates next year, with much of the pessimism on interest rates already figured into bond prices.

Given this outlook, we are maintaining the Fund’s current overall posture. We believe intermediate-maturity bonds should continue to outperform, and we are therefore maintaining the Fund’s heavy weighting in bonds in this range. In addition, we believe that after a long run-up, lower-quality bonds now represent much less value than they did one year ago. As a result, this Fund with its higher-quality focus should find itself on a much more level playing field going forward, which should have positive impact on the Fund’s relative performance.

We thank you for placing your confidence in the Strong Minnesota Tax-Free Fund.

Duane A. McAllister

Portfolio Co-Manager

Chad M. Rach

Portfolio Co-Manager

Total Return

As of 10-31-03

Investor Class[1]
Since Fund Inception (12-26-02)	5.41%

Class C1, 2
Since Fund Inception (12-26-02)	4.41%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[3]	3.95%

Class C
30-day annualized yield[3]	3.95%
Average effective maturity[4]	7.2 years
Average quality rating[5]	AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income distributions the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

The Fund invests primarily in municipal obligations whose interest is exempt from Minnesota and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund’s share price and performance may be more volatile than a fund that has a larger selection of issuers.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months. Please consult a prospectus for information about all share classes.
[3]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For the Investor Class, the advisor and/or administrator has absorbed expenses of 2.45%. Otherwise, the current yield would have been 1.50%, and returns would have been lower. For the Class C, the advisor and/or administrator has absorbed expenses of 3.08%. Otherwise, the current yield would have been 0.87%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[4]	The Fund’s average effective maturity includes the effect of when-issued securities.
[5]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.
*	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Source of the Lehman index data is Lehman Brothers.

Strong Short-Term Municipal Bond Fund

Your Fund’s Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 12-31-91 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3-Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

A combination of factors helped the Fund to perform well over the past year. When interest rates declined early in the period, we took the opportunity to reduce the Fund’s sensitivity to interest rate shifts (duration). While this move helped performance when rates increased in March, it hindered returns when rates once again declined in May and early June. We further reduced the Fund’s duration in early June, though, which helped support the Fund’s share price when rates increased very rapidly in late June and July.

The Fund’s exposure to lower-quality bonds had the greatest positive impact on performance. As the economy showed signs of recovering, investors regained confidence in these bonds, causing them to appreciate in value. These bonds also provided additional income that helped to produce a total return that exceeded both the Fund’s benchmark return, as measured by the Lehman Brothers Municipal 3-Year Bond Index, and its peer group average as measured by the Lipper Short Municipal Dept Funds Average.

Yields were volatile

Over the past year, we experienced one of the most volatile interest-rate environments seen in recent history. When interest rates are rising, municipal bonds tend to be less volatile than Treasuries and also tend to outperform. Such was the case this year.

The Federal Reserve did its part to rejuvenate the economy by cutting short-term interest rates by half a percentage point early in the period and another quarter point in June. These efforts had apparent impact, as economic growth rose sharply in the third quarter.

Factors contributing to outperformance

Several decisions we made regarding the Fund’s positioning made positive contributions to performance. As described earlier, our change in the Fund’s duration was beneficial when interest rates began to rise.

A simple buy-and-hold strategy worked to the Fund’s advantage. As the bonds in the portfolio that started the period as four-year bonds aged, they effectively became three-year bonds; as such, their yield levels declined (shorter-term issues typically offer lower yields than longer-term bonds). Because of the inverse relationship between yields and bond prices, these bonds’ prices moved up as a result of this declining yield.

With respect to sectors, the Fund was overweighted in healthcare and industrial development revenue/ pollution control revenue (IDR/PCR) bonds. Healthcare-related bonds have performed well recently after a period of poor performance. We have maintained this position because short-term bonds in this sector continue to look attractive from a historical perspective. Within the IDR/PCR sector, the Fund’s holdings in investor-owned utilities performed well. These bonds did very poorly in 2001 and much of 2002 but have recovered considerably as the utilities have returned to their core competencies.

Two sectors that detracted from performance early in the period, but did well in the second half, were tobacco bonds and airline-backed bonds. Tobacco bonds — backed by settlement payments from the tobacco industry to individual states — came under pressure in April and again in July as investors grew concerned about the longer-term outlook for these bonds. We took the opportunity to expand the Fund’s position in these bonds — and when investors’ concerns subsided, the sector started to perform very well.

The airline sector also came under pressure early in the period, and again, we added a small amount of exposure to these bonds. This hurt performance at first, but as the war in Iraq wound down and the economy started to improve, airline bonds surged ahead to become the best-performing part of the municipal market. At that point, we chose to sell most of the Fund’s airline holdings.

Finally, the Fund had a below-benchmark weighting in California bonds early in the period, when these bonds performed very poorly. As their prices fell to more attractive levels, we added to the Fund’s exposure, and by the end of the period it had an overweighting in state general obligation bonds.

Our outlook for the coming year

With the very strong recent economic growth reports, the question is whether this level of growth is sustainable, or if it simply represents a one-quarter blip and growth will soon drop back to more modest levels. Until we get a better indication of just where the U.S. economy is headed, we intend to keep the Fund’s duration close to the benchmark level. We also plan to reduce the Fund’s exposure to some of the lower-quality bonds that have performed particularly well in recent months; this step should improve the average credit quality of the entire portfolio.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	4.82%
5-year	4.13%
10-year	4.16%

Since Fund Inception (12-31-91)	4.61%

Class C1, 2

1-year	2.53%
5-year	2.88%
10-year	2.91%

Since Fund Inception (12-31-91)	3.37%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[3]	2.65%

Class C
30-day annualized yield[3]	1.37%
Average effective maturity[4]	2.1 years
Average quality rating[5]	A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[2]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 1-31-03, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.
[3]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03.
[4]	The Fund’s average effective maturity includes the effect of when-issued securities.
[5]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.
*	The Lehman Brothers Municipal 3-Year Bond Index is the 3-year (2-4) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is the average of all funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Wisconsin Tax-Free Fund

Your Fund’s Approach

The Strong Wisconsin Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal Alternative Minimum Tax (AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund also invests up to 25% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may also invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 4-06-01 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the index’s performance was prorated for the month of April 2001. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period, exceeding its broad-based Lehman Brothers Municipal Bond Index by a comfortable margin. We were relatively conservative in our positioning of the Fund with respect to interest rates. Our continued focus on individual security selection largely drove performance.

The yields paid by long-term, high-quality, tax-exempt bonds were essentially identical at the beginning and end of the period. This “snapshot” of bond-market tranquility, however, masked two important trends for tax-exempt bond investors.

Interest rates shifted over the period

At times, the bond market treated investors to tremendous volatility in the past year. Perhaps the most widely observed fixed-income market barometer, the ten-year U.S. Treasury Bond, provides a clear example of this trend. The yield on this benchmark security fluctuated by approximately 1.5 percentage points during the year. This produced a change in the price of those bonds in excess of 11% over the period — a major shift for these securities.

The volatility the bond market experienced over this period helps to demonstrate the significant potential benefits and pitfalls associated with making significant “bets” on the direction of interest rates. While we do actively manage the Fund’s sensitivity to interest-rate shifts, we don’t allow the Fund’s rate exposure to deviate significantly from the level of our benchmark index. This approach helped the Fund to avoid significant price erosion relative to its peer group when interest rates rose, but it also limited our gains when rates fell.

Tax-exempt bonds produced strong relative returns

Tax-exempt bonds started the period at what most market participants considered to be extraordinarily “cheap” levels relative to U.S. Treasury securities. For example, a comparison of ten-year maturity bonds indicated that tax-exempt yields were approximately 93% of Treasury yields — before the impact of tax-exempt bonds’ tax advantage was taken into account. For investors in higher tax brackets, this meant tax-exempt bonds represented a particularly lucrative opportunity.

This relationship changed somewhat over the period, however. While tax-exempt yields generally started and ended the period at the same level, Treasury yields increased over the period. (There is an inverse relationship between bond yields and bond prices. When yields go up, prices go down.) For example, the yield paid by ten-year Treasuries rose by approximately 0.40%. Consequently, the difference between yields paid by tax-exempt bonds and those paid by taxable Treasuries widened somewhat. By the end of the period, the tax-exempt yield was approximately 88% of the yield on a comparable-maturity Treasury security. Throughout the period, tax-free bonds were generally able to hold their value and outperform high-quality Treasury investment options.

Opportunities in the secondary market

The Fund’s outperformance over the period is largely the result of our careful individual security selection, which continued to play a more dominant role in the Fund’s strategy. One example of this management style can be seen in our approach to new, double-exempt Wisconsin bond offerings. Since new issuance of such bonds was relatively scarce during the year, these bonds tended to be offered at extremely aggressive levels (in other words, at low relative yields). We found these yields to be somewhat unattractive, so we generally avoided these original offerings. Instead, we focused our efforts on purchasing previously issued Wisconsin double-exempt bonds on the secondary market, when they were available at attractive yields. We have found that by diligently having the Fund participate in secondary offerings, we can often find bonds of better quality and with higher yields than might be available at original issuance.

In addition, we increased some of the credit quality of the Fund throughout the year. We accomplished this primarily by selling two of the Fund’s larger positions after their prices appreciated significantly. Although these securities retained the same attractive qualities we had uncovered in our initial research, the rapid price appreciation in the bonds substantially reduced their market yield. We therefore took the opportunity to sell the bonds and lock in strong gains for the Fund.

More volatility may be ahead

We believe the bond market currently appears to represent “fair value” for investors, with yields reflecting a relatively balanced outlook for inflation and real return expectations. In our viewpoint, this may suggest that the upcoming year could once again be one in which tax-exempt investors can expect their long-term bond total returns to approximately equal current yields. That said, volatility in the fixed-income markets seems likely to continue, and we expect there may be a bumpy ride on the way to capturing those yields.

Thank you for your investment in the Strong Wisconsin Tax-Free Fund.

Lyle J. Fitterer

Portfolio Co-Manager

Chad M. Rach

Portfolio Co-Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	5.45%
Since Fund Inception (4-6-01)	7.28%

Class C1,2
1-year	3.14%
Since Fund Inception (4-6-01)	5.79%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[3]	3.70%

Class C
30-day annualized yield[3]	2.60%
Average effective maturity[4]	6.8 years
Average quality rating[5]	A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income distributions the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

The Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund’s share price and performance may be more volatile than a fund that has a larger selection of issuers.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.
[3]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Investor Class shares, the administrator has temporarily absorbed expenses of 0.81%. Otherwise, the current yield would have been 2.89%, and returns would have been lower. For Class C shares, the administrator has temporarily absorbed expenses of 0.64%. Otherwise, the current yield would have been 1.96%, and returns would have been lower. No other share class yields were affected by fee waivers.
[4]	The Fund’s average effective maturity includes the effect of when-issued securities.
[5]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.
*	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Source: Standard & Poor’s Micropal.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest-rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2003

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 86.1%
Alaska 0.2%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue, 4.75%, Due 6/01/15	$130,000	$122,688

Arizona 2.9%
Arizona Transportation Board Grant RAN, 5.00%, Due 7/01/10	1,000,000	1,113,750
Maricopa County, Arizona IDA Hospital Facility Revenue Refunding - Samaritan Health Services Project, 7.15%, Due 12/01/05 (e)	15,000	15,900
Verrado, Arizona Community Facilities District Number 1 GO, 6.00%, Due 7/15/13	375,000	370,313

		1,499,963

California 9.2%
Agua Caliente Band of Cahuilla Indians Revenue, 4.60%, Due 7/01/08	800,000	802,000
California GO:
5.00%, Due 2/01/08	1,100,000	1,192,125
5.50%, Due 3/01/12	500,000	557,500
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.50%, Due 6/01/33	750,000	725,625
5.75%, Due 6/01/22	1,000,000	1,046,250
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	350,000	357,000

		4,680,500

Colorado 0.5%
Colorado Educational and Cultural Facilities Authority Revenue - Nashville Public Radio Project, 4.50%, Due 4/01/05	230,000	237,475

Connecticut 0.5%
Mashantucket Western Pequot Tribe Subordinated Special Revenue, Zero %, Due 9/01/16	500,000	243,750

Florida 8.7%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	500,000	516,875
Capital Projects Finance Authority Student Housing Revenue:
4.10%, Due 10/01/09 (e)	450,000	475,312
5.50%, Due 10/01/14 (e)	500,000	549,375
Capital Trust Agency Revenue:
Seminole Tribe Convention Project, 10.00%, Due 10/01/33	600,000	713,250
Senior Air Cargo Ft. Lauderdale Project, 8.95%, Due 10/01/33	400,000	445,500
Duval County, Florida HFA MFHR - Lindsay Terrace Apartments Project, 5.00%, Due 1/01/12 (e)	60,000	63,075
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	1,000,000	1,051,250
Gulf Environmental Services, Inc. Water and Sewer Revenue, 4.85%, Due 10/01/12 (e)	100,000	109,875
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project, 5.00%, Due 10/01/10	400,000	418,000
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Mandatory Put at $100 on 5/15/05)	$75,000	$73,969

		4,416,481

Illinois 3.9%
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/08 (e)	600,000	515,250
Chicago, Illinois Housing Authority Capital Revenue, 5.375%, Due 7/01/13	550,000	599,500
Illinois DFA Revenue:
Chicago Charter School Foundation Project, 5.25%, Due 12/01/12	390,000	400,238
Community Rehabilitation Providers Facilities Project, 5.70%, Due 7/01/12	330,000	332,062
Oak Park, Illinois IDR - Prairie Court Project, 5.50%, Due 12/01/11 (Mandatory Put at $100 on 12/01/06)	114,000	122,692

		1,969,742

Indiana 0.2%
Steuben Lakes Regional Waste District BAN Revenue, 4.65%, Due 9/06/05	80,000	80,522

Iowa 2.2%
Iowa Vision Special Fund Revenue, 5.50%, Due 2/15/10 (e)	1,000,000	1,136,250

Kansas 4.0%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	160,000	179,000
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	750,000	767,813
Olathe, Kansas Health Facilities Revenue - Evangelical Lutheran Good Samaritan Project, 6.00%, Due 5/01/19 (e)	250,000	260,120
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	750,000	848,437

		2,055,370

Kentucky 2.2%
Kentucky EDFA Medical Center Refunding and Improvement Revenue - Ashland Hospital Corporation Project, 5.00%, Due 2/01/10 (e)	1,000,000	1,106,250

Louisiana 3.4%
New Orleans, Louisiana Ernest N. Morial Exhibit Hall Authority Special Tax, 5.00%, Due 7/15/10 (e)	1,000,000	1,111,250
Orleans Parish, Louisiana School Board GO, Zero %, Due 2/01/08 (e)	750,000	630,938

		1,742,188

Massachusetts 0.5%
Erving, Massachusetts GO, 5.375%, Due 6/15/12	220,000	234,025

Michigan 2.9%
Michigan Building Authority Revenue Refunding, 5.00%, Due 10/15/10 (e)	1,000,000	1,118,750

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Michigan Strategic Fund Limited Obligation Revenue - Ford Motor Company Project, 7.10%, Due 2/01/06	$340,000	$365,925

		1,484,675

Minnesota 2.5%
Anoka County, Minnesota Resource Recovery Revenue Refunding - Northern States Power Company Project, 4.60%, Due 12/01/08	50,000	52,750
Minneapolis, Minnesota Hospital Revenue - St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13	290,000	393,675
Owatonna, Minnesota Public Utilities Commission Public Utilities Revenue Refunding, 4.50%, Due 1/01/09 (e)	660,000	716,100
Roseville, Minnesota Independent School District Number 623 - School District Enhancement Project, 5.00%, Due 2/01/17 (e)	75,000	79,688
St. Paul, Minnesota Housing and Redevelopment Authority Hospital Revenue - HealthEast Project, 6.625%, Due 11/01/17	5,000	5,006

		1,247,219

Missouri 1.3%
Boone County, Missouri Hospital Revenue Refunding, 5.00%, Due 8/01/09	400,000	421,500
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	245,000	251,125

		672,625

Montana 0.7%
Billings, Montana Tax Incremental Urban Renewal Refunding, 3.80%, Due 3/01/08	350,000	353,063

Nevada 0.6%
Clark County, Nevada Special Improvement District Number 108 - Summerlin Project, 6.10%, Due 2/01/07	310,000	320,912

New Jersey 0.9%
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	250,000	257,693
Tobacco Settlement Financing Corporation Revenue, 6.25%, Due 6/01/43	250,000	210,625

		468,318

New Mexico 1.0%
Chaves County, New Mexico Gross Receipts Tax Revenue, 5.00%, Due 7/01/21 (e)	475,000	487,469

New York 4.8%
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	100,000	102,125
New York Counties Tobacco Trust II Tobacco Settlement Pass-Thru Bonds, 5.75%, Due 6/01/13	650,000	626,437
New York, New York GO:
5.25%, Due 8/01/09, Series A	550,000	605,000
5.25%, Due 8/01/09, Series C	500,000	550,000
5.25%, Due 8/01/14, Series G (e)	500,000	542,500

		2,426,062

North Carolina 1.3%
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue:
5.50%, Due 1/01/10 (e)	$500,000	$550,000
7.25%, Due 1/01/07	95,000	107,944

		657,944

North Dakota 0.9%
Mercer County, North Dakota PCR - Antelope Valley Station Project, 7.20%, Due 6/30/13 (e)	350,000	435,750

Ohio 4.1%
Lorain County, Ohio Hospital Refunding and Improvement Revenue - Catholic Healthcare Partners Project, 5.25%, Due 10/01/09	370,000	404,687
Ohio Common Schools GO, 5.00%, Due 6/15/12	1,000,000	1,102,500
Ohio Refunding and Improvement GO, 6.00%, Due 8/01/10	500,000	588,750

		2,095,937

Oklahoma 0.1%
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	60,000	62,325

Pennsylvania 2.8%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - University of Pittsburgh Medical Center Project, 5.25%, Due 6/15/13	700,000	733,250
Lehigh County, Pennsylvania General Purpose Authority Revenue - Kidspeace Obligation Group Project, 5.70%, Due 11/01/09	350,000	350,000
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project, 5.60%, Due 1/01/10	350,000	366,625

		1,449,875

Puerto Rico 2.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 5.75%, Due 7/01/20 (Pre-Refunding at $100 on 7/01/10)	290,000	324,800
Children’s Trust Fund Tobacco Settlement Revenue, 5.00%, Due 5/15/08	250,000	251,250
Puerto Rico Public Buildings Authority Guaranteed Revenue Refunding, 5.50%, Due 7/01/12	500,000	558,750

		1,134,800

South Carolina 1.2%
Charleston County, South Carolina Resource Recovery Revenue Refunding - Foster Wheeler Charleston Project, 5.10%, Due 1/01/08 (e)	200,000	218,500
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project, Zero %, Due 1/01/32	250,000	6,875
Connector 2000 Association, Inc. Senior Current Interest Toll Road Revenue - Greenville, South Carolina Southern Connector Project, 5.375%, Due 1/01/38	300,000	128,250
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c)	200,000	236,500

		590,125

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
South Dakota 2.5%
Heartland Consumers Power District Electric Revenue, 6.00%, Due 1/01/12 (e)	$600,000	$696,750
South Dakota EDFA EDR - Angus Project:
4.75%, Due 4/01/10	275,000	288,062
5.00%, Due 4/01/11	285,000	299,606

		1,284,418

Texas 3.1%
Angelina and Neches River Authority Refunding - Temple-Inland Forest Products Corporation Project, 5.65%, Due 9/01/12	500,000	505,000
Midtown Redevelopment Authority Tax Incremental Contract Revenue, 5.00%, Due 1/01/09 (e)	250,000	272,812
North Central Texas Health Facility Development Corporation Revenue Refunding - Baylor Health Care System Project, 5.50%, Due 5/15/13	500,000	527,500
Sam Rayburn, Texas Municipal Power Agency Power Supply System Revenue Refunding, 5.00%, Due 10/01/09 (e)	195,000	214,744
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	80,000	83,000

		1,603,056

Virginia 0.7%
Prince William County, Virginia GO, 5.25%, Due 8/01/15	335,000	357,194

Washington 9.5%
Seattle, Washington Municipal Light and Power Revenue, 5.75%, Due 10/01/09 (e)	500,000	579,375
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	400,000	426,000
Spokane, Washington GO, 5.40%, Due 1/01/10	300,000	330,000
Spokane, Washington Regional Solid Waste Management System Revenue Refunding, 6.50%, Due 1/01/09 (e)	100,000	116,750
Vancouver, Washington Water and Sewer Revenue, 4.90%, Due 6/01/10 (e)	100,000	106,750
Washington GO, 6.40%, Due 6/01/17	650,000	788,938
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (Mandatory Put at $100 on 7/01/05) (e)	75,000	76,875
Washington Motor Vehicle Fuel Tax GO:
Zero %, Due 6/01/10 (e)	1,000,000	790,000
Zero %, Due 6/01/14 (e)	1,000,000	626,250
Washington Public Power Supply System Nuclear Project Number 3 Revenue Refunding, 7.125%, Due 7/01/16 (e)	750,000	966,562

		4,807,500

Wisconsin 4.6%
Badger Tobacco Asset Securitization Corporation Revenue, 6.00%, Due 6/01/17	1,000,000	907,500
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	50,000	50,205
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.95%, Due 12/01/08	$70,000	$73,412
4.20%, Due 12/01/09	70,000	73,850
4.40%, Due 12/01/10	75,000	79,125
Wisconsin Health and EFA Revenue:
Divine Savior Healthcare Project, 4.70%, Due 5/01/08 (e)	230,000	244,088
Marshfield Clinic Project, 6.25%, Due 2/15/10	124,000	135,315
Wheaton Franciscan Services Project, 5.00%, Due 8/15/11	750,000	791,250

		2,354,745

Total Municipal Bonds (Cost $43,017,200)		43,819,216

Variable Rate Put Bonds 11.1%
Colorado 2.8%
Central Platte Valley Metropolitan District of Colorado Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	1,000,000	1,071,250
Northwest Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset Effective 6/15/11) (e)	450,000	327,375

		1,398,625

District of Columbia 0.5%
District of Columbia Revenue - Medstar University Hospital Project, 6.80%, Due 8/15/31 (Mandatory Put at $100 and Rate Reset Effective 2/15/06)	260,000	276,250

Illinois 1.6%
Illinois EFA Revenue - Northwestern University Project, 5.15%, Due 11/01/32 (Mandatory Put at $100 on 11/01/12)	750,000	826,875

Indiana 0.8%
Indiana DFA PCR Refunding - Southern Gas and Electric Project:
4.75%, Due 3/01/25 (Mandatory Put at $100 on 3/01/06)	180,000	186,750
5.00%, Due 3/01/30 (Mandatory Put at $100 on 3/01/06)	200,000	207,500

		394,250

Massachusetts 1.4%
Massachusetts Health and EFA Revenue - Hillcrest Extended Care Project, 4.50%, Due 10/01/26 (Mandatory Put at $100 on 4/01/06) (e)	700,000	730,625

Missouri 1.0%
St. Charles County, Missouri IDA MFHR - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	500,000	508,125

New York 0.9%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29	400,000	439,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pennsylvania 1.2%
Delaware Valley, Pennsylvania Regional Finance Authority Local Government Revenue, 4.03%, Due 7/01/27 (Mandatory Put at $100 on 7/01/07) (e)	$570,000	$589,950

Texas 0.8%
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	250,000	261,250
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	120,000	125,550

		386,800
Wisconsin 0.1%
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project, 5.50%, Due 12/01/21 (Mandatory Put at $100 on 12/01/11) (e)	70,000	72,013

Total Variable Rate Put Bonds (Cost $5,515,865)		5,623,013

Short-Term Investments (a) 2.0%
Municipal Bonds 0.7%
Georgia 0.3%
Marietta, Georgia Authority MFHR Refunding - Wood Glen Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	155,000	157,554

Tennessee 0.4%
Johnson City, Tennessee Health and Educational Facilities Board Hospital First Mortgage Revenue - Mountain States Project, 5.25%, Due 7/01/26 (Mandatory Put at $100 on 7/01/04)	190,000	190,669

Total Municipal Bonds		348,223

Variable Rate Put Bonds 1.0%
Minnesota 0.5%
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	245,000	245,429

Texas 0.5%
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company, Series A, 3.75%, Due 5/01/30 (Mandatory Put at $100 on 11/01/03)	250,000	250,000

Total Variable Rate Put Bonds		495,429

Municipal Money Market Funds 0.3%
Multiple States
Strong Tax-Free Money Fund (d)	160,000	160,000

Total Short-Term Investments (Cost $1,000,681)		1,003,652

Total Investments in Securities (Cost $49,533,746) 99.2%		50,445,881
Other Assets and Liabilities, Net 0.8%		417,642

Net Assets 100.0%		$50,863,523

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
10 U.S. Treasury Bonds	12/03	$(1,087,188)	$(4,688)

STRONG MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 87.5%
Alaska 0.2%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue, 5.70%, Due 6/01/11	$420,000	$407,925

Arizona 2.6%
Gilbert, Arizona IDA Nonprofit Revenue - Southwest Student Services Project, 5.25%, Due 2/01/10	2,095,000	2,134,281
Phoenix, Arizona IDA Mortgage Revenue Refunding - Christian Care Retirement Apartments, Inc. Project, 6.25%, Due 1/01/16	1,155,000	1,163,663
Verrado, Arizona Community Facilities District Number 1 Go, 6.00%, Due 7/15/13	2,125,000	2,098,438

		5,396,382

California 8.3%
California GO:
5.00%, Due 2/01/10	1,000,000	1,080,000
5.125%, Due 11/01/24 (b)	500,000	491,975
5.50%, Due 3/01/12	1,500,000	1,672,500
California GO Refunding, 5.75%, Due 10/01/11	500,000	564,375
California Statewide Communities Development Authority MFHR, 7.50%, Due 11/20/36	2,200,000	2,200,000
Golden State Tobacco Securitization Corporation Asset-Backed State of California GO Tobacco Settlement Revenue:
4.00%, Due 6/01/11	1,330,000	1,318,362
5.375%, Due 6/01/28	1,500,000	1,447,500
5.50%, Due 6/01/33	2,000,000	1,935,000
5.625%, Due 6/01/38	2,000,000	1,939,220
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
7.875%, Due 6/01/42	2,300,000	2,357,500
San Jose, California SFMR, Zero %, Due 4/01/16	2,500,000	1,425,000
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	1,000,000	1,020,000

		17,451,432

Colorado 2.1%
Colorado Educational and Cultural Facilities Authority Revenue:
Charter School Bromley East Project, 7.25%, Due 9/15/30	1,750,000	1,756,562

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Leadership Prepatory Academy, 7.875%, Due 5/01/27	$1,000,000	$986,250
Northwestern Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset Effective 6/15/11) (e)	2,240,000	1,629,600

		4,372,412

Connecticut 1.2%
Connecticut Resources Recovery Authority Revenue Refunding - American Refunding - Fuel Company Project, 5.50%, Due 11/15/15	790,000	807,775
Mashantucket Western Pequot Tribe Subordinated Special Revenue:
Zero %, Due 9/01/15	2,000,000	1,040,000
Zero %, Due 9/01/16	500,000	243,750
Zero %, Due 9/01/18	1,100,000	460,625

		2,552,150

Florida 3.4%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	2,200,000	2,450,250
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	315,000	331,144
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project, 5.00%, Due 10/01/10	600,000	627,000
Hillsborough County, Florida IDA PCR - Tampa Electric Company Project, 5.10%, Due 10/01/13	1,750,000	1,760,938
Volusia County, Florida EFA Revenue, 6.125%, Due 10/15/26	2,000,000	2,017,500

		7,186,832

Georgia 7.1%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Evergreen Village Estates Project:
5.875%, Due 5/01/07	430,000	432,077
6.375%, Due 5/01/17	1,675,000	1,700,125
6.50%, Due 5/01/27	2,965,000	3,009,475
Colquitt County, Georgia Development Authority First Mortgage Revenue, Zero %, Due 12/01/21	2,995,000	1,198,000
Colquitt County, Georgia Development Authority Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21	4,595,000	1,838,000
Richmond County, Georgia Development Authority First Mortgage Revenue, Zero %, Due 12/01/21	5,000,000	1,968,750
Richmond County, Georgia Development Authority Revenue, Zero %, Due 12/01/21	1,100,000	433,125
Washington, Georgia Wilkes Payroll Development Authority Subordinated Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21	11,000,000	4,317,500

		14,897,052

Guam 0.5%
Guam Government GO, 5.375%, Due 11/15/13	1,000,000	973,750

Illinois 1.8%
Chicago, Illinois GO, 4.75%, Due 1/01/28 (b) (e)	500,000	486,875
Illinois DFA Revenue - Chicago Charter School Foundation Project:
5.25%, Due 12/01/12	$410,000	$420,762
6.125%, Due 12/01/22	2,330,000	2,405,725
Oak Park, Illinois IDR - Prairie Court Project, 5.50%, Due 12/01/11 (Mandatory Put at $100 on 12/01/06)	501,000	539,201

		3,852,563

Kansas 1.9%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	470,000	525,813
Kansas DFA Revenue, 5.60%, Due 5/20/34 (b) (e)	2,735,000	2,834,144
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	500,000	565,625

		3,925,582

Louisiana 3.5%
Claiborne Parish, Louisiana Law Enforcement District Revenue - Claiborne Correctional Facilities Project, 6.25%, Due 3/01/19	7,055,000	7,390,112

Massachusetts 3.0%
Erving, Massachusetts GO, 5.375%, Due 6/15/12	1,225,000	1,303,094
Massachusetts Housing Finance Agency Housing Revenue, 4.20%, Due 6/01/19 (b)	2,000,000	1,997,500
Municipal Tax-Exempt Trust Certificates, 4.20%, Due 3/06/09 (e)	2,800,000	2,933,000

		6,233,594

Michigan 3.1%
Suburban Mobility Authority Regional Transportation Installment Purchase Agreement Revenue, 5.23%, Due 8/15/10	6,300,000	6,489,000

Minnesota 1.8%
St. Paul, Minnesota Housing and Redevelopment Authority Hospital Revenue - HealthEast Project, 6.625%, Due 11/01/17	1,070,000	1,071,338
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	1,100,000	1,126,125
Woodbury, Minnesota Lease Revenue Refunding - Math Science Academy Project, 7.50%, Due 12/01/31	1,500,000	1,531,875

		3,729,338

Missouri 1.1%
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.60%, Due 10/01/11	2,215,000	2,350,669

New Hampshire 1.1%
Manchester, New Hampshire Housing and Redevelopment Authority Revenue:
Zero %, Due 1/01/20	2,000,000	770,000
Zero %, Due 1/01/22	4,500,000	1,513,125

		2,283,125

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Jersey 3.4%
Hudson County, New Jersey COP Refunding, 6.25%, Due 12/01/16 (e)	$1,275,000	$1,523,625
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	1,300,000	1,340,001
Tobacco Settlement Financing Corporation of New Jersey Revenue:
6.25%, Due 6/01/43	250,000	210,625
6.75%, Due 6/01/39	1,700,000	1,551,250
7.00%, Due 6/01/41	2,600,000	2,453,750

		7,079,251
New Mexico 1.0%
Lordsburg, New Mexico PCR Refunding - Phelps Dodge Corporation Project, 6.50%, Due 4/01/13	2,000,000	2,037,500

New York 6.3%
Hempstead Town, New York Industrial Development Agency Resources Recovery Revenue Refunding - American Ref-Fuel Company Project, 5.00%, Due 12/01/10 (Mandatory Put at $100 on 6/01/10)	1,425,000	1,487,344
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	260,000	265,525
New York, New York GO:
5.25%, Due 8/01/09, Series A	375,000	412,500
5.50%, Due 8/01/15, Series C	2,000,000	2,162,500
5.25%, Due 8/01/14, Series G	1,500,000	1,627,500
5.50%, Due 9/15/19, Series C	1,000,000	1,060,000
5.75%, Due 3/15/13, Series H	1,020,000	1,124,550
5.75%, Due 8/01/14, Series B	1,000,000	1,096,250
New York, New York GO Refunding, 5.75%, Due 8/01/16	1,500,000	1,635,000
New York, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	1,230,000	1,256,138
Tobacco Settlement Financing Corporation Revenue, 5.25%, Due 6/01/14	1,000,000	1,050,000

		13,177,307
North Carolina 2.0%
North Carolina Eastern Municipal Power Agency Power System Revenue Refunding, 5.55%, Due 1/01/14	1,850,000	1,977,187
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 5.50%, Due 1/01/10 (e)	2,000,000	2,200,000

		4,177,187
North Dakota 2.1%
Richland County, North Dakota MFHR - Birchwood Properties LP Project, 6.75%, Due 5/01/29	2,940,000	2,756,250
Three Affiliated Tribes of the Fort Berthold Reservation GO, 6.30%, Due 11/15/10	1,515,000	1,527,605

		4,283,855
Ohio 5.4%
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (f)	3,800,000	3,757,250
Montgomery County, Ohio Health Care Facilities Revenue Refunding - Friendship Village of Dayton Project, 6.25%, Due 2/01/22 (f)	$1,250,000	$943,750
Toledo, Ohio MFMR - Commodore Perry Apartments Project, 7.00%, Due 12/01/28 (f)	7,480,000	6,657,200

		11,358,200
Oklahoma 3.5%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project, 7.10%, Due 8/01/23	1,125,000	1,117,969
Oklahoma County, Oklahoma Finance Authority First Mortgage MFHR - Multiple Apartments Project, 7.125%, Due 4/01/28 (Defaulted Effective 7/31/00) (f)	10,170,000	3,559,500
Oklahoma DFA Revenue - Comanche County Hospital Project, 6.60%, Due 7/01/31	2,500,000	2,537,500

		7,214,969
Pennsylvania 4.3%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - University of Pittsburgh Medical Center Project:
5.00%, Due 6/15/10	500,000	528,125
5.25%, Due 6/15/13	690,000	722,775
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 6.25%, Due 11/01/18	2,000,000	2,067,500
Philadelphia, Pennsylvania Hospitals and Higher EFA Revenue - Temple University Hospital Project, 6.50%, Due 11/15/08	2,585,000	2,795,031
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	1,650,000	1,707,750
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Marian Community Hospital Project, 6.50%, Due 1/15/07	1,240,000	1,257,050

		9,078,231
Puerto Rico 1.4%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09	750,000	814,688
5.00%, Due 2/01/10	1,015,000	1,096,200
Puerto Rico Public Buildings Authority Guaranteed Revenue Refunding, 5.50%, Due 7/01/12	1,000,000	1,117,500

		3,028,388
South Carolina 4.2%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project:
Zero %, Due 1/01/12	3,900,000	1,218,750
Zero %, Due 1/01/14	4,560,000	1,071,600
Zero %, Due 1/01/15	1,000,000	198,750

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Zero %, Due 1/01/28	$400,000	$11,000
Zero %, Due 1/01/32	10,350,000	284,625
Zero %, Due 1/01/35	100,000	2,750
Greenville County, South Carolina Airport Revenue - Donaldson Industrial Air Park Project, 6.125%, Due 10/01/17	2,865,000	2,839,931
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09	2,200,000	2,601,500
Tobacco Settlement Revenue Management Authority of South Carolina Tobacco Settlement Revenue, 6.375%, Due 5/15/30	565,000	489,431

		8,718,337

South Dakota 1.7% Sisseton-Wahpeton Sioux Tribe of the Lake Traverse Reservation GO:
7.00%, Due 11/01/13 (f)	700,000	771,750
7.00%, Due 11/01/23 (f)	1,290,000	1,372,237
South Dakota EDFA EDR - Angus Project:
5.25%, Due 4/01/12	300,000	319,875
5.25%, Due 4/01/13	320,000	340,400
South Dakota EDFA EDR Pooled Loan Program - Midstates Printing, Inc. Project, 5.50%, Due 4/01/18	685,000	721,819

		3,526,081

Texas 1.7%
Brazos River Authority PCR Refunding - TXU Energy Company LLC Project, 6.75%, Due 4/01/38 (Mandatory Put at $100 on 4/01/13)	1,900,000	2,080,500
El Paso, Texas Property Finance Authority, Inc. SFMR - GNMA Mortgage-Backed Securities Program, 8.70%, Due 12/01/18 (e)	155,000	157,325
Lubbock, Texas Housing Finance Corporation Capital Appreciation, Revenue, Zero %, Due 10/01/15	150,000	87,938
Ranger, Texas Housing Corporation MFMR Refunding - FHA Insured Mortgage Loans - Ranger Apartments Project, 8.80%, Due 3/01/24 (e)	1,160,000	1,241,328

		3,567,091

Utah 1.0%
Eagle Mountain, Utah Special Assessment Bonds, 5.90%, Due 12/15/07	912,000	915,384
Salt Lake County, Utah Housing Authority MFHR - Millcreek Pines Apartments Project, 6.80%, Due 9/01/17 (f)	1,205,000	1,201,987

		2,117,371

Virginia 0.9%
Peninsula Ports Authority Coal Terminal Revenue Refunding - Dominion Terminal Associates Project, 6.00%, Due 4/01/33	1,900,000	1,928,500

Washington 3.9%
Okanogan County, Washington Irrigation District Revenue Refunding, 4.75%, Due 12/01/13	1,200,000	1,207,500
Seattle, Washington Housing Authority Low Income Assistance Revenue - Hilltop and Spring Projects (e):
5.375%, Due 10/20/18	1,011,200	1,093,360
5.875%, Due 10/20/28	1,545,000	1,657,012
Seattle, Washington Municipal Light and Power Revenue, 5.75%, Due 10/01/09 (e)	500,000	579,375
Washington EDFA Nonrecourse Revenue - Lindal Cedar Homes, Inc. Project, 5.80%, Due 11/01/17 (e)	$2,175,000	$2,237,531
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (Mandatory Put at $100 on 7/01/05) (e)	615,000	630,375
Washington Public Power Supply System Nuclear Project Number 3 Revenue Refunding, 7.125%, Due 7/01/16 (e)	545,000	702,369

		8,107,522

Wisconsin 2.0%
Badger Tobacco Asset Securitization Corporation Revenue, 6.00%, Due 6/01/17	650,000	589,875
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
5.35%, Due 12/01/10	520,000	535,600
5.50%, Due 12/01/11	390,000	401,212
Waterford, Wisconsin Graded Joint School District Number 1 GO Refunding, 5.25%, Due 4/01/12 (e)	70,000	76,212
Wisconsin Health and EFA Revenue:
Agnesian Healthcare, Inc. Project, 5.10%, Due 7/01/08	705,000	753,469
Marshfield Clinic Project, 6.25%, Due 2/15/10	866,000	945,022
Wheaton Franciscan Services Project, 5.00%, Due 8/15/11	750,000	791,250

		4,092,640

Total Municipal Bonds (Cost $190,417,194)		182,984,348

Variable Rate Put Bonds 6.0%
District of Columbia 1.1%
District of Columbia Revenue - Medstar University Hospital Project, 6.80%, Due 8/15/31 (Mandatory Put at $100 and Rate Reset Effective 2/15/06)	2,265,000	2,406,562

Indiana 1.4%
Indiana DFA PCR Refunding - Southern Indiana Gas and Electric Project, 4.75%, Due 3/01/25 (Mandatory Put at $100 on 3/01/06)	2,885,000	2,993,188

Missouri 0.9%
St. Charles County, Missouri IDA MFHR - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,880,062

New York 0.2%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)	350,000	384,563

Pennsylvania 1.3%
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 1.00%, Due 12/01/31 (Rate Reset Effective 6/01/04)	2,500,000	2,743,750

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wisconsin 1.1%
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project, 5.50%, Due 12/01/21 (Mandatory Put at $100 on 12/01/11) (e)	$2,195,000	$2,258,106

Total Variable Rate Put Bonds (Cost $12,104,243)		12,666,231

Short-Term Investments (a) 7.4%
Municipal Bonds 1.9%
Tennessee 1.8%
Johnson City, Tennessee Health and Educational Facilities Board Hospital First Mortgage Revenue - Mountain States Project, 5.25%, Due 7/01/26 (Mandatory Put at $100 on 7/01/04)	3,710,000	3,723,059

Wisconsin 0.1%
Wisconsin Health and EFA Revenue - Agnesian Healthcare, Inc. Project, 5.00%, Due 7/01/04	250,000	255,285

Total Municipal Bonds		3,978,344

Variable Rate Put Bonds 2.1%
Minnesota 1.1%
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	2,225,000	2,228,894

Texas 1.0%
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company, 3.75%, Due 5/01/30 (Mandatory Put at $100 on 11/01/03)	2,150,000	2,150,000

Total Variable Rate Put Bonds		4,378,894

Municipal Money Market Funds 3.4%
Multiple States Strong Tax-Free Money Fund (d)	7,070,000	7,070,000

Total Short-Term Investments (Cost $15,407,445)		15,427,238

Total Investments in Securities (Cost $217,928,882) 100.9%		211,077,817
Other Assets and Liabilities, Net (0.9%)		(1,925,361)

Net Assets 100.0%		$209,152,456

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 68.7%
Alaska 2.9%
Juneau, Alaska City and Borough Nonrecourse Revenue - St. Ann’s Care Center Project, 5.875%, Due 12/01/04	$750,000	$753,900
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
4.75%, Due 6/01/15	$1,175,000	$1,108,906
5.40%, Due 6/01/08	735,000	742,350
5.60%, Due 6/01/09	700,000	703,500
5.60%, Due 6/01/10	300,000	295,125
6.20%, Due 6/01/22	1,000,000	971,250

		4,575,031

Arizona 0.4%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project, 5.375%, Due 11/15/09	100,000	91,750
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	576,229	602,159

		693,909

California 5.6%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 4.00%, Due 3/01/08	500,000	505,625
Agua Caliente Band of Cahuilla Indians Revenue, 4.00%, Due 7/01/06	1,500,000	1,503,750
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.00%, Due 6/01/21	1,000,000	983,750
5.50%, Due 6/01/19	750,000	777,187
5.625%, Due 6/01/20	2,000,000	2,075,000
5.75%, Due 6/01/21	500,000	523,750
5.75%, Due 6/01/22	500,000	523,125
5.75%, Due 6/01/23	300,000	312,750
Los Angeles County, California Schools Regionalized Business Services Corporation COP, 3.50%, Due 9/01/07 (b)(e)	710,000	749,050
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.00%, Due 3/01/08	1,000,000	1,020,000

		8,973,987

Colorado 1.9%
Black Hawk, Colorado Business Improvement District Special Assessment:
Gilpin County Project, 6.00%, Due 12/01/09	800,000	800,256
The Lodge At Black Hawk Project, 6.25%, Due 12/01/11	625,000	620,313
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project:
4.70%, Due 9/15/05	85,000	86,169
4.80%, Due 9/15/06	455,000	463,531
4.90%, Due 9/15/07	20,000	20,325
Elk Valley, Colorado Public Improvement Revenue, 7.10%, Due 9/01/14	1,000,000	1,015,000

		3,005,594

Connecticut 1.8%
Connecticut Health and EFA Revenue – New Opportunities for Waterbury, Inc. Project, 6.75%, Due 7/01/13	1,205,000	1,210,844
Mashantucket Western Pequot Tribe Subordinated Special Revenue:
5.70%, Due 9/01/12	1,000,000	1,058,750
6.40%, Due 9/01/11	500,000	539,375

		2,808,969

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
District of Columbia 0.3%
District of Columbia Revenue - Methodist Home Issue Project, 4.80%, Due 1/01/05	$515,000	$515,644

Florida 2.8%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	500,000	594,375

Hillborough County, Florida IDA IDR - University Community Hospital Health Facilities Project, 4.90%, Due 8/15/07	1,250,000	1,276,563
Lee County, Florida Solid Waste System Revenue Refunding, 3.50%, Due 10/01/06 (e)	100,000	104,375
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Mandatory Put at $100 on 5/15/05)	2,500,000	2,465,625

		4,440,938

Georgia 2.5%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Park Place Apartments Project, 6.00%, Due 9/01/06 (f)	540,000	542,025
Bibb County, Georgia Development Authority Environmental Improvement Revenue Refunding, 4.85%, Due 12/01/09	1,750,000	1,780,625
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	1,257,804	1,262,521
De Kalb County, Georgia Residential Care Facilities for the Elderly Authority First Lien Revenue - King’s Bridge Retirement Center, Inc. Project, 8.00%, Due 7/01/06	420,000	440,475

		4,025,646

Illinois 3.0%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	590,000	609,399
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/08 (e)	1,000,000	858,750
Chicago, Illinois GO Refunding, 5.25%, Due 1/01/08 (e)	500,000	555,625
Illinois DFA Elderly Housing Revenue Refunding - Galesburg Towers Project, 5.80%, Due 3/01/06	100,000	99,625
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	310,000	328,212
Illinois Health Facilities Authority Revenue - Condell Medical Center Project, 6.00%, Due 5/15/10	500,000	540,625
Illinois Health Facilities Authority Revenue Refunding - Lifelink Corporation Obligated Group Project, 5.95%, Due 2/15/21	1,800,000	1,134,000
Upper Illinois River Valley Development Revenue - Morris Hospital Project, 6.05%, Due 12/01/11	545,000	586,556

		4,712,792

Indiana 2.9%
Hammond, Indiana Sewer and Solid Waste Disposal Revenue - American Maize Products Company Project, 8.00%, Due 12/01/24	1,000,000	1,070,040
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 1.00%, Due 1/01/10 (f)	$2,800,000	$1,456,000
Indianapolis, Indiana Airport Authority Special Facilities Revenue - Federal Express Corporation Project, 7.10%, Due 1/15/17	1,200,000	1,261,140
Steuben Lakes Regional Waste District BAN Revenue, 4.65%, Due 9/06/05	750,000	754,898

		4,542,078

Iowa 0.4%
Harlan, Iowa Revenue - American Baptist Homes of the Midwest - Baptist Memorial Home Project, 5.875%, Due 5/15/23	920,000	683,100

Kansas 0.8%
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	1,250,000	1,279,687

Kentucky 0.3%
Kenton County, Kentucky Airport Board Special Facilities Revenue - Mesaba Aviation, Inc. Project, 6.00%, Due 7/01/05	430,000	418,175

Louisiana 4.9%
Epps, Louisiana COP, 7.25%, Due 6/01/09	1,000,000	1,001,250
Louisiana Health and Education Authority Revenue Refunding - Lambeth House, Inc. Project, 5.25%, Due 1/01/05	375,000	376,406
Louisiana Housing Finance Agency Mortgage Revenue - Multi-Family Section 8-202 Project, 4.40%, Due 6/01/33 (b)	1,000,000	1,005,000
Louisiana Public Facilities Authority Revenue - Progressive Healthcare Project, 6.25%, Due 10/01/11 (f)	1,190,000	1,047,200
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e)	1,590,000	1,337,588
Plaquemines, Louisiana Port Harbor and Terminal District Marine Terminal Facilities Revenue Refunding - Electro-Coal Transfer Project, 5.00%, Due 9/01/07:
Series A	175,000	172,375
Series D	900,000	886,500
South Louisiana Port Commission Terminal Revenue Refunding - GATX Terminals Corporation, 7.00%, Due 3/01/23	1,000,000	1,027,430
West Feliciana Parish, Louisiana PCR - Gulf States Utilities Company III Project, 7.70%, Due 12/01/14	1,000,000	1,013,440

		7,867,189

Maine 0.3%
Baileyville, Maine PCR - Georgia-Pacific Corporation Project, 4.75%, Due 6/01/05	500,000	494,375

Maryland 1.2%
Baltimore County, Maryland IDR - Barre-National Inc. Equipment Project, 6.875%, Due 7/01/09	1,200,000	1,141,500
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Montgomery County Resource Recovery Project, 5.90%, Due 7/01/05	765,000	811,856

		1,953,356

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Massachusetts 1.7%
Massachusetts Health and EFA Revenue Obligation - Caritas Christi Group Project:
5.25%, Due 7/01/06	$1,250,000	$1,271,875
5.25%, Due 7/01/07	1,000,000	1,015,000
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 5.15%, Due 12/01/07	500,000	495,625

		2,782,500

Michigan 1.1%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 4.80%, Due 7/01/05	615,000	622,687
Michigan Strategic Fund Limited Obligation Revenue - Ford Motor Company Project, 7.10%, Due 2/01/06	1,025,000	1,103,156

		1,725,843

Minnesota 0.9%
Burnsville, Minnesota CDR Refunding - Holiday Inn Project, 5.875%, Due 4/01/08	1,430,000	1,435,734

Missouri 1.9%
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	1,075,000	1,101,875
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project:
5.10%, Due 6/01/05	125,000	124,219
5.20%, Due 6/01/06	135,000	133,481
I-470 & 350 Transportation Development District Transportation Revenue:
5.00%, Due 5/01/05	100,000	101,000
5.20%, Due 5/01/06	375,000	381,094
Nevada, Missouri Hospital Revenue - Nevada Regional Medical Center Project, 6.00%, Due 10/01/07	1,135,000	1,152,025

		2,993,694

Nevada 1.3%
Clark County, Nevada Special Improvement District Number 108 - Summerlin Project, 6.30%, Due 2/01/09	505,000	523,018
Las Vegas, Nevada Paiute Tribe Revenue, 4.65%, Due 11/01/05 (e)	1,500,000	1,522,500

		2,045,518

New Hampshire 0.7%
New Hampshire Health and Educational Facilities Authority Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	730,000	751,900
New Hampshire Higher Educational and Health Facilities Authority Revenue - New England College Project, 5.375%, Due 3/01/05	365,000	365,913

		1,117,813

New Jersey 0.6%
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	900,000	927,693

New Mexico 2.1%
Albuquerque, New Mexico Industrial Revenue Refunding - MCT Industries, Inc. Project, 3.75%, Due 4/01/10	1,020,000	1,032,750
New Mexico Educational Assistance Foundation Student Loan Revenue, 6.00%, Due 12/01/08	$615,000	$632,546
Santa Fe County, New Mexico Project Revenue - El Castillo Retirement Residences Project, 5.80%, Due 5/15/18	1,835,000	1,727,194

		3,392,490

New York 6.0%
Nassau County, New York Industrial Development Agency Civic Facility Revenue:
North Shore Health System Project, 5.625%, Due 11/01/10	910,000	995,312
Special Needs Facilities Pooled Program Project, 5.60%, Due 7/01/05	125,000	126,094
Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	545,000	551,131
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	1,650,000	1,287,000
New York, New York City Industrial Development Agency Special Facilities Revenue - Continental Airlines, Inc. Project, 7.25%, Due 11/01/08 (b)	1,000,000	980,000
New York, New York Industrial Development Agency Civic Facility Revenue:
Polytechnic University Project, 5.125%, Due 11/01/06	435,000	442,069
Special Needs Facilities Pooled Project, 5.60%, Due 7/01/05	550,000	554,813
Suffolk County, New York Industrial Development Agency Civic Facility Revenue:
6.50%, Due 7/01/06	290,000	293,262
6.875%, Due 7/01/10	165,000	168,506
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/09	1,000,000	1,018,410
5.00%, Due 6/01/10	2,000,000	2,087,500
5.00%, Due 6/01/11	1,000,000	1,045,000

		9,549,097

Ohio 1.5%
Athens County, Ohio Hospital Facilities Revenue Refunding - O’Bleness Memorial Hospital Project, 5.00%, Due 11/15/08	1,000,000	1,005,000
Cleveland, Ohio Airport Special Revenue Refunding - Continental Airlines, Inc. Project, 5.50%, Due 12/01/08	300,000	280,875
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (Defaulted Effective 4/20/01) (f)	104,374	1
Lucas County, Ohio Hospital Revenue Refunding - ProMedica Healthcare Obligation, 5.75%, Due 11/15/09 (e)	1,000,000	1,118,750

		2,404,626

Oklahoma 1.6%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project, 7.50%, Due 8/01/18	1,500,000	1,554,375
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	1,000,000	1,038,750

		2,593,125

Pennsylvania 2.7%
Bucks County, Pennsylvania IDA CDR - Attleboro Associates, Ltd. Nursing Facility Project, 8.00%, Due 12/01/05 (f)	820,000	821,025

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ontelaunee Township, Pennsylvania Municipal Authority Sewer Revenue, 4.25%, Due 1/15/05	$500,000	$506,250
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	500,000	501,875
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	1,225,000	1,267,875
Susquehanna, Pennsylvania Area Regional Airport Authority Airport Facilities Revenue - AERO Harrisburg LLC Project, 5.25%, Due 1/01/09	1,215,000	1,126,912

		4,223,937

South Carolina 2.0%
Connector 2000 Association, Inc. Senior Current Interest Toll Road Revenue - Greenville, South Carolina Southern Connector Project, 5.375%, Due 1/01/38	700,000	299,250
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project, 4.75%, Due 8/01/07:
Series A	685,000	707,263
Series C	1,000,000	1,032,500
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09	1,000,000	1,182,500

		3,221,513

South Dakota 0.2%
Lincoln County, South Dakota Revenue - American Baptist Homes of the Midwest - Trail Ridge Project, 5.875%, Due 11/15/21	445,000	333,750

Texas 4.5%
Angelina and Neches River Authority Refunding - Temple-Inland Forest Products Corporation Project, 5.65%, Due 9/01/12	650,000	656,500
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07	2,000,000	2,005,000
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (f)	1,212,567	1,158,001
Metro Health Facilities Development Corporation Revenue - Wilson N. Jones Memorial Hospital Project, 6.375%, Due 1/01/07	1,300,000	1,291,875
Texas Department of Housing and Community Affairs MFHR - Asmara Affordable Housing Project, 5.55%, Due 1/01/05	745,000	761,762
Tom Green County, Texas Health Facilities Development Corporation Hospital Revenue - Shannon Health System Project, 5.60%, Due 5/15/06	875,000	894,688
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	410,000	425,375

		7,193,201

Utah 0.7%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,200,000	1,180,500

Vermont 0.8%
Vermont Educational and Health Buildings Financing Agency Revenue:
Health Care Facility - Copley Manor Project, 5.40%, Due 4/01/06 (Defaulted Effective 5/08/03) (f)	$455,000	$227,500
Vermont Council of Developmental and Mental Health Project, 6.20%, Due 12/15/05	965,000	1,021,694

		1,249,194

Virgin Islands 0.7%
Virgin Islands Public Finance Authority Revenue:
6.00%, Due 10/01/06	500,000	538,125
6.00%, Due 10/01/07	500,000	543,750

		1,081,875

Virginia 0.4%
Louisa, Virginia IDA PCR - Virginia Electric and Power Company Project, 5.25%, Due 12/01/08	375,000	394,688
Pocahontas Parkway Association Toll Road Capital Appreciation Revenue, Zero %, Due 8/15/07	400,000	260,500

		655,188

Washington 1.1%
Port Longview, Washington IDC Solid Waste Disposal Revenue - Weyerhaueser Company Project, 6.875%, Due 10/01/08	1,500,000	1,687,500

Wisconsin 3.5%
Brookfield, Wisconsin IDR Refunding - Midway Motor Lodge Project, 8.40%, Due 4/01/12 (f)	935,000	984,088
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09 (b)	855,000	869,963
Divine Savior Hospital Project, 4.80%, Due 6/01/06	25,000	25,625
Hess Memorial Hospital Association, Inc. Project, 7.875%, Due 11/01/22	775,000	851,531
Lutheran Home Project, 7.00%, Due 9/01/25	30,000	30,045
National Regency of New Berlin, Inc. Project, 7.75%, Due 8/15/15	915,000	933,300
National Regency of New Berlin, Inc. Project, 8.00%, Due 8/15/25	970,000	995,463
Tomah Memorial Hospital, Inc. Project, 3.25%, Due 7/01/05	100,000	100,000
Tomah Memorial Hospital, Inc. Project, 3.875%, Due 7/01/06	100,000	100,000
Tomah Memorial Hospital, Inc. Project, 4.125%, Due 7/01/07	130,000	129,350
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	500,000	529,375

		5,548,740

Wyoming 0.7%
Teton County, Wyoming Hospital District Hospital Revenue - St. Johns Medical Center Project, 5.25%, Due 12/01/07	1,050,000	1,082,813

Total Municipal Bonds (Cost $111,342,459)		109,416,814

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Variable Rate Put Bonds 6.6%
Arizona 1.4%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	$1,000,000	$1,032,500
Mohave County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective 8/01/07)	1,225,000	1,228,062

		2,260,562

California 0.5%
California Statewide Communities Development Authority Development Revenue Refunding - Irvine Apartment Communities Project, 5.25%, Due 5/15/25 (Mandatory Put at $100 on 5/15/13)	675,000	697,781

Illinois 0.4%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	660,000	680,625

Indiana 0.9%
Indiana DFA PCR Refunding - Southern Gas and Electric Project, 5.00%, Due 3/01/30 (Mandatory Put at $100 on 3/01/06)	1,300,000	1,348,750

Iowa 0.4%
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.625%, Due 7/01/28 (Mandatory Put at $100 on 7/01/05)	750,000	686,250

Massachusetts 1.3%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (e)	1,000,000	1,042,500
Massachusetts Health and EFA Revenue - Hillcrest Extended Care Project, 4.50%, Due 10/01/26 (Mandatory Put at $100 on 4/01/06) (e)	980,000	1,022,875

		2,065,375

Michigan 0.3%
Michigan Strategic Fund Solid Waste Disposal Revenue - Waste Management, Inc. Project, 4.20%, Due 12/01/12 (Mandatory Put at $100 on 12/01/05)	450,000	457,875

Minnesota 0.6%
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Special Facilities Revenue - Northwest Airlines Project, 6.50%, Due 4/01/25 (Mandatory Put at $100 on 4/01/05)	1,000,000	970,000

Ohio 0.0%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 1.25%, Due 10/01/37 (f)	60,158	40,832

Texas 0.8%
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	$1,250,000	$1,307,813

Total Variable Rate Put Bonds (Cost $10,234,622)		10,515,863

Short-Term Investments (a) 24.4%
Municipal Bonds 8.1%
Guam 0.5%
Guam Government GO, 5.75%, Due 9/01/04	800,000	806,840

Illinois 1.9%
Chicago, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 3.30%, Due 12/15/03	960,000	960,461
Hoopeston, Illinois Hospital Capital Improvement Revenue Refunding - Hoopeston Community Memorial Hospital Project, 5.25%, Due 11/15/03	130,000	129,991
Illinois DFA Elderly Housing Revenue Refunding - Galesburg Towers Project, 5.60%, Due 3/01/04	230,000	229,896
Illinois DFA Revenue - Community Rehabilitation Providers Project, 5.00%, Due 7/01/04	270,000	272,344
Illinois Industrial PCFA Revenue - Olin Corporation Project, 6.875%, Due 3/01/04	1,375,000	1,396,574

		2,989,266

Kansas 1.2%
Kansas Independent College Finance Authority Educational Facilities Revenue - Benedictine College Project, 6.00%, Due 11/01/03	1,185,000	1,185,000
Kansas Independent College Finance Authority RAN, 3.85%, Due 5/01/04	700,000	703,399

		1,888,399

Massachusetts 0.4%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 7.25%, Due 6/01/04	300,000	303,642
Massachusetts Industrial Finance Agency Health Care Facility Revenue - Metro Health Foundation of Massachusetts, Inc. Project, 6.25%, Due 12/01/03	390,000	390,176

		693,818

Minnesota 0.9%
Maplewood, Minnesota Health Care Facility Revenue - Health East Project, 5.80%, Due 11/15/03	1,400,000	1,399,356

Missouri 0.5%
Columbia, Missouri IDR - American Air Filter Company, Inc. Project, 7.45%, Due 7/01/04	255,000	257,902
I-470 & 350 Transportation Development District Transportation Revenue, 4.70%, Due 5/01/04	315,000	316,099
Saline County, Missouri IDA Health Facilities Revenue - John Fitzgibbon Memorial Hospital, Inc. Project, 5.75%, Due 12/01/03	230,000	230,087

		804,088

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Jersey 0.1%
New Jersey EDA EDR Capital Appreciation - Kapkowski Road Project, Zero %, Due 4/01/04	$160,000	$159,238

Ohio 0.1%
Dayton, Ohio Special Facilities Revenue - AFCO Cargo Day LLC Project, 5.875%, Due 4/01/04	110,000	109,992

Pennsylvania 0.8%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - Health System Project, 8.45%, Due 11/15/03	1,200,000	1,200,576

Tennessee 1.6%
Johnson City, Tennessee Health and Educational Facilities Board Hospital First Mortgage Revenue - Mountain States Project, 5.25%, Due 7/01/26 (Mandatory Put at $100 on 7/01/04)	2,500,000	2,508,800

Wisconsin 0.1%
Wisconsin Health and EFA Revenue - Divine Savior Hospital, Inc. Project, 4.60%, Due 6/01/04	240,000	239,777

Total Municipal Bonds		12,800,150

Variable Rate Put Bonds 11.9%
Arkansas 0.3%
Arkansas DFA Facilities Revenue - Waste Management Project, 3.00%, Due 8/01/21 (Mandatory Put at $100 on 8/01/04)	500,000	499,430

California 0.3%
San Francisco, California City and County Redevelopment Agency Lease Revenue - George Moscone Center Project, 8.50%, Due 7/01/14 (Crossover Refunding at $102 on 7/01/04)	450,000	479,371

District of Columbia 1.0%
District of Columbia Revenue - Medstar University Hospital Project, 6.40%, Due 8/15/31 (Mandatory Put at $100 on 2/15/04)	1,500,000	1,512,900

Iowa 0.3%
Chillicothe, Iowa PCR Refunding - IES Utilities, Inc. Project, 4.25%, Due 11/01/23 (Mandatory Put at $100 on 11/01/03)	500,000	500,000

Minnesota 2.4%
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	3,800,000	3,806,650

New Hampshire 1.4%
New Hampshire Health and Educational Authority Hospital Revenue, 5.25%, Due 10/01/21 (Pre-Refunding at $100 on 4/01/04)	$930,000	$945,643
New Hampshire IDA Revenue - International Paper Project, 3.15%, Due 10/15/06 (Mandatory Put at $100 on 10/15/04)	1,235,000	1,243,065

		2,188,708

New Jersey 1.6%
New Jersey EDA Senior Mortgage Revenue Refunding EXTRAS - Arbor Glen of Bridgewater Project, 5.375%, Due 5/15/32 (Putable at $100 and Rate Reset Effective 5/15/04)	2,500,000	2,493,600

Ohio 1.3%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 7.50%, Due 2/01/22 (Putable at $100 on 2/01/04) (f)	1,050,000	1,030,271
Ohio Water Development Authority Facilities PCR Refunding - Cleveland Electric Illuminating Company Pollution Control Project, 5.58%, Due 6/15/33 (Mandatory Put at $100 on 6/15/04)	1,000,000	1,017,800

		2,048,071

Tennessee 0.6%
Metropolitan Government of Nashville and Davidson Counties, Tennessee IDR - Waste Management, Inc. Project, 4.10%, Due 8/01/31 (Mandatory Put at $100 on 8/01/04)	1,000,000	1,007,720

Texas 2.7%
Abilene, Texas Health Facilities Development Corporation Retirement Facilities Revenue EXTRAS - Sears Methodist Retirement System Obligated Group Project, 5.25%, Due 11/15/28 (Mandatory Put at $100 on 11/15/03)	2,025,000	2,024,635
Lubbock, Texas Health Facilities Development Corporation First Mortgage Revenue - Carillon, Inc. Project, 5.75%, Due 7/01/29 (Mandatory Put at $100 on 7/01/04)	2,000,000	1,828,300
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company, 4.00%, Due 5/01/30 (Mandatory Put at $100 on 11/01/03)	500,000	500,000

		4,352,935

Total Variable Rate Put Bonds		18,889,385

Municipal Money Market Fund 4.4%
Multiple States
Strong Tax Free Money Fund (d)	7,040,000	7,040,000

Total Short-Term Investments (Cost $38,634,750)		38,729,535

Total Investments in Securities (Cost $160,211,831) 99.7%		158,662,212
Other Assets and Liabilities, Net 0.3%		505,585

Net Assets 100.0%		$159,167,797

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MINNESOTA TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 95.9%
Minnesota 94.2%
Aitkin County, Minnesota COP, 5.80%, Due 2/01/08	$20,000	$21,650
Bass Brook, Minnesota PCR Refunding - Minnesota Power & Light Company Project, 6.00%, Due 7/01/22	10,000	10,168
Bloomington, Minnesota Independent School District Number 271 GO:
5.00%, Due 2/01/15	50,000	53,000
5.00%, Due 2/01/18	100,000	104,250
Brainerd, Minnesota Independent School District Number 181, 5.375%, Due 2/01/18	105,000	115,106
Burnsville, Minnesota Hospital System Revenue - Fairview Community Hospitals Project, Zero %, Due 5/01/12	205,000	128,638
Carver County, Minnesota Housing and Redevelopment Authority Multi-Family Revenue - Lake Grace Apartment Project, 6.00%, Due 7/01/28	80,000	81,300
Chaska, Minnesota Independent School District Number 112 Refunding, 5.00%, Due 2/01/16	100,000	105,250
Clay County, Minnesota Housing and Redevelopment Authority Lease Revenue Refunding, 5.15%, Due 2/01/13	25,000	26,156
Dakota County, Minnesota Community Development Agency Governmental Housing Development GO - Apple Valley and Lakeville Senior Housing Project, 5.30%, Due 1/01/09	50,000	53,812
Dakota County, Minnesota GO, 5.00%, Due 2/01/11	50,000	55,063
Eden Prairie, Minnesota Independent School District 272 Refunding, 4.125%, Due 2/01/08	10,000	10,725
Elk River, Minnesota Independent School District Number 728 GO, 5.375%, Due 2/01/17	60,000	63,750
Hastings, Minnesota Health Care Facility Revenue - Regina Medical Center, 4.80%, Due 9/15/10 (e)	55,000	57,887
Hennepin County, Minnesota GO, 5.00%, Due 12/01/20	20,000	20,800
Hopkins, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue - Police Station Improvements Project, 4.05%, Due 2/01/20	15,000	13,894
Lakeville, Minnesota Independent School District Number 194 GO Refunding (e):
5.00%, Due 2/01/13	150,000	164,250
5.00%, Due 2/01/14	50,000	54,500
Mahtomedi, Minnesota Senior Housing Revenue - St. Andrews Village Project, 7.25%, Due 12/01/34	50,000	53,250
Marshall, Minnesota Medical Center Gross Revenue - Weiner Memorial Medical Center Project, 6.00%, Due 11/01/28	100,000	101,875
Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care System Revenue:
Healthpartners Obligation Group Project, 5.875%, Due 12/01/29	100,000	98,875
Healthspan Health System Project, 4.75%, Due 11/15/18 (e)	45,000	45,731
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue (e):
5.00%, Due 1/01/22	$50,000	$50,875
5.00%, Due 1/01/28	200,000	202,000
5.125%, Due 1/01/25	20,000	20,375
Minneapolis, Minnesota Art Center Facilities Revenue - Walker Art Center Project, 5.125%, Due 7/01/21	165,000	170,775
Minneapolis, Minnesota GO:
4.60%, Due 12/01/12	25,000	26,188
5.00%, Due 12/01/22	20,000	20,575
Zero %, Due 12/01/09 (Pre-Refunding at $94.259 on 12/01/08)	400,000	327,500
Minneapolis, Minnesota Health Care System Revenue, 5.75%, Due 11/15/32	25,000	25,531
Minneapolis, Minnesota Hospital Revenue:
Childrens Health Center Project, 7.00%, Due 8/01/13	35,000	43,313
St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13	10,000	13,575
Minneapolis, Minnesota MFHR - Seward Towers Project, 5.00%, Due 5/20/36 (e)	50,000	50,125
Minneapolis, Minnesota New Public Housing Authority Revenue, 5.25%, Due 9/01/12	15,000	16,069
Minneapolis, Minnesota Special School District Number 1 COP, 5.00%, Due 2/01/09 (e)	15,000	16,669
Minnesota Agricultural and EDB EDR:
Evangelical Lutheran Project, 5.00%, Due 2/01/07	30,000	31,950
Evangelical Lutheran Project, 6.00%, Due 2/01/22	80,000	83,200
Evangelical Lutheran Project, 6.625%, Due 8/01/25	25,000	26,500
Health Care System Project, 6.375%, Due 11/15/29	30,000	32,062
Minnesota Agricultural Society State Fair Revenue, 5.00%, Due 9/15/20	50,000	48,313
Minnesota GO:
5.00%, Due 10/01/12	50,000	54,937
5.00%, Due 10/01/14	30,000	32,438
5.25%, Due 8/01/15	100,000	109,375
Minnesota Higher EFA Revenue:
College at St. Benedict Project, 5.00%, Due 10/01/16	150,000	156,750
Hamline University Project, 5.65%, Due 10/01/07	50,000	54,250
Macalester College Project, 5.50%, Due 3/01/12	170,000	178,075
Minnesota Housing Finance Agency SFMR, 5.90%, Due 7/01/25	5,000	5,119
Minnesota Public Facilities Authority Water PCR:
5.00%, Due 3/01/09	25,000	27,156
5.00%, Due 3/01/16	50,000	53,437
5.25%, Due 3/01/17	50,000	53,813
Monticello - Big Lake, Minnesota Community Hospital District Gross Revenue, 5.75%, Due 12/01/19 (e)	150,000	162,375
Moorhead, Minnesota Multifamily Housing Facilities Revenue - Fairmont Project, Zero %, Due 10/01/17	20,000	10,175
Moorhead, Minnesota New Public Housing Authority Revenue, 4.875%, Due 5/01/05	10,000	10,525

STRONG MINNESOTA TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Osseo, Minnesota Independent School District Number 279 GO Refunding:
4.10%, Due 2/01/12	$20,000	$20,600
4.75%, Due 2/01/19	25,000	25,687
5.00%, Due 2/01/10	35,000	38,806
5.75%, Due 2/01/15	50,000	56,875
Owatonna, Minnesota Public Utilities Commission Public Utilities Revenue Refunding, 5.00%, Due 1/01/15 (e)	150,000	161,813
Ramsey County, Minnesota GO, 5.25%, Due 2/01/12	100,000	110,875
Rochester, Minnesota Health Care Facilities Revenue - Mayo Medical Center Project, 5.875%, Due 11/15/08	20,000	22,625
Roseville, Minnesota Independent School District Number 623 - School District Enhancement Project, 5.00%, Due 2/01/17 (e)	100,000	106,250
Sartell, Minnesota Independent School District Number 748 GO, 4.75%, Due 2/01/12 (e)	20,000	21,475
Sauk Rapids, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue, 5.00%, Due 2/01/18	30,000	30,300
Shakopee, Minnesota Independent School District Number 720 GO, 4.50%, Due 2/01/13	15,000	15,469
Southern Minnesota Municipal Power Agency Power Supply System Revenue:
5.00%, Due 1/01/06	25,000	26,781
5.25%, Due 1/01/15 (e)	50,000	55,875
5.70%, Due 1/01/05	20,000	20,725
St. Cloud, Minnesota Housing and Redevelopment Authority In and For Revenue - State University Foundation Project, 4.25%, Due 5/01/12	20,000	20,825
St. Paul, Minnesota Housing and Redevelopment Authority Hospital Revenue - HealthEast Project, 6.625%, Due 11/01/17	20,000	20,025
St. Paul, Minnesota Housing and Redevelopment Authority CDR - St. Paul Academy and Summit School Project, 5.50%, Due 10/01/24	25,000	25,875
St. Paul, Minnesota Housing and Redevelopment Authority MFHR Refunding - Wellington Project, 5.10%, Due 2/01/24 (e)	20,000	20,250
St. Paul, Minnesota Independent School District Number 625 GO, 5.375%, Due 2/01/12 (e)	50,000	55,000
St. Paul, Minnesota Port Authority Hospital Revenue, 7.25%, Due 7/01/06	20,000	22,050
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Raddisson Kellogg Project:
7.375%, Due 8/01/29	30,000	30,712
8.05%, Due 8/01/21	10,000	12,538
St. Paul, Minnesota Port Authority IDR:
7.10%, Due 11/01/06	10,000	11,587
7.10%, Due 7/01/08	10,000	12,113
St. Paul, Minnesota Port Authority Lease Revenue, 5.25%, Due 12/01/27	20,000	20,700
Steele County, Minnesota Health Care Facilities Revenue - Elderly Housing Project, 6.625%, Due 6/01/20	130,000	142,512
Stillwater, Minnesota Independent School District Number 834 GO, 5.00%, Due 2/01/09	10,000	11,125
University of Minnesota University Hospital and Clinics Revenue, 6.75%, Due 12/01/16	60,000	74,700
Washington County, Minnesota Housing and Redevelopment Authority Government Revenue:
4.60%, Due 2/20/06 (e)	$25,000	$25,781
5.55%, Due 8/20/28	25,000	25,625
Wayzata, Minnesota Independent School District Number 284 Revenue GO Refunding, 5.00%, Due 2/01/11	25,000	27,250
Western Minnesota Municipal Power Agency Minnesota Power Supply Revenue:
5.50%, Due 1/01/12 (e)	45,000	49,050
6.375%, Due 1/01/16	25,000	29,438
9.75%, Due 1/01/16 (e)	115,000	173,362
Western Minnesota Municipal Power Agency Revenue:
5.50%, Due 1/01/13 (e)	75,000	84,094
6.625%, Due 1/01/16	15,000	18,488
Willmar, Minnesota GO - Rice Memorial Hospital Project, 5.00%, Due 2/01/19 (e)	40,000	41,950
Windom, Minnesota Independent School District Number 177 GO, 4.60%, Due 2/01/15	20,000	20,600

		5,243,756
Puerto Rico 1.7%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 6.00%, Due 7/01/26 (Pre-Refunding at $100 on 7/01/10)	35,000	41,344
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue, 5.25%, Due 7/01/10 (e)	5,000	5,675
Puerto Rico Electric Power Authority Revenue Refunding (e):
5.00%, Due 7/01/16	20,000	22,050
5.25%, Due 7/01/22	25,000	26,625

		95,694

Total Municipal Bonds (Cost $5,316,193)		5,339,450

Short-Term Investments (a) 3.1%
Variable Rate Put Bonds
Minnesota
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 1.35%, Due 11/09/03	55,000	55,000
Edina, Minnesota MFMR Refunding - Vernon Terrace Project, 1.75%, Due 11/13/03	80,000	80,000
Minnesota Housing Finance Agency, 1.10%, Due 11/09/03	35,000	35,000

Total Short-Term Investments (Cost $170,000)		170,000

Total Investments in Securities (Cost $5,486,193) 99.0%		5,509,450
Other Assets and Liabilities, Net 1.0%		57,653

Net Assets 100.0%		$5,567,103

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	1	1,344
Options closed	—	—
Options expired	(1)	(1,344)
Options exercised	—	—

Options outstanding at end of year	—	$—

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 64.3%
Alabama 0.7%
Choctaw County, Alabama Revenue, 3.625%, Due 3/01/09 (e)	$3,330,000	$3,450,712
Mobile, Alabama GO, 6.20%, Due 2/15/07	1,000,000	1,121,250

		4,571,962
Alaska 1.7%
Northern Tobacco Securitization CorporationTobacco Settlement Revenue:
4.75%, Due 6/01/15	6,565,000	6,195,719
5.40%, Due 6/01/08	2,500,000	2,525,000
5.60%, Due 6/01/09	600,000	603,000
5.60%, Due 6/01/10	1,425,000	1,401,844

		10,725,563
Arizona 1.4%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project:
4.65%, Due 2/15/07	200,000	186,250
4.875%, Due 2/15/09	385,000	347,944
Arizona Tourism and Sports Authority Tax Revenue - Baseball Training Facilities Project:
4.00%, Due 7/01/07	990,000	1,027,125
4.00%, Due 7/01/08	605,000	622,394
Pinal County, Arizona IDA Correctional Facilities Contract Revenue - Florence West Prison Project, 3.875%, Due 10/01/09 (e)	2,980,000	3,058,225
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	3,544,255	3,703,747

		8,945,685
California 4.9%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 6.00%, Due 8/15/05	2,670,000	2,850,225
California Department of Water Resources Power Supply Revenue, 5.50%, Due 5/01/07	250,000	275,000
California Health Facilities Financing Authority Revenue - Paradise Valley Estates Project, 4.75%, Due 1/01/08 (e)	1,285,000	1,368,525
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
3.375%, Due 6/01/09	1,300,000	1,290,250
3.75%, Due 6/01/10	1,050,000	1,043,437
5.50%, Due 6/01/18	1,500,000	1,556,250
5.50%, Due 6/01/19	2,250,000	2,331,563
5.625%, Due 6/01/20	7,000,000	7,262,500
5.75%, Due 6/01/21	1,950,000	2,042,625
5.75%, Due 6/01/22	1,500,000	1,569,375
5.75%, Due 6/01/23	2,000,000	2,085,000
Los Angeles County, California Schools Regionalized Business Services Corporation COP, 3.50%, Due 9/01/08 (b) (e)	735,000	772,669
Pasadena, California Revenue:
4.50%, Due 12/19/06	4,458,037	4,614,069
5.27%, Due 12/19/06	399,157	401,827
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue:
5.00%, Due 3/01/06	1,000,000	1,018,750
5.50%, Due 3/01/08	650,000	663,000
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 5.25%, Due 6/01/27	750,000	701,250

		31,846,315
Colorado 1.3%
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project:
5.50%, Due 9/01/05	$630,000	$671,737
5.50%, Due 9/01/06	205,000	220,888
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (e)	4,000,000	4,155,000
Denver, Colorado City and County Airport Revenue Refunding, 5.50%, Due 11/15/06 (e)	950,000	1,049,750
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (e):
3.50%, Due 5/15/07	830,000	853,862
4.00%, Due 5/15/09	835,000	863,181
Highlands Ranch, Colorado Metropolitan District Number 3 GO, 5.00%, Due 12/01/06 (e)	580,000	622,050

		8,436,468
Connecticut 0.6%
Mashantucket Western Pequot Tribe Subordinated Special Revenue, 5.70%, Due 9/01/12	1,400,000	1,482,250
Mohegan Tribe Indians Gaming Authority Public Improvement Revenue, 5.50%, Due 1/01/06	2,350,000	2,426,375

		3,908,625
Florida 4.9%
Brevard County, Florida HFA Homeowner Mortgage Revenue Refunding, 6.50%, Due 9/01/22 (e)	536,000	588,260
Brevard County, Florida Utility Revenue, 5.25%, Due 3/01/08 (e)	690,000	771,938
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project:
5.00%, Due 12/01/07	1,255,000	1,361,675
5.375%, Due 12/01/10	5,000,000	5,425,000
Duval County, Florida HFA MFHR - Lindsay Terrace Apartments Project, 5.00%, Due 1/01/12 (e)	1,455,000	1,529,569
Escambia County, Florida HFA SFMR Refunding - Multi County Project, 6.95%, Due 4/01/24 (e)	3,015,000	3,293,887
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project:
5.00%, Due 10/01/07	1,355,000	1,434,606
5.00%, Due 10/01/08	1,250,000	1,320,313
Hillsborough County, Florida IDA PCR Refunding - Tampa Electric Company Project (Mandatory Put at $100 on 8/01/07):
4.00%, Due 5/15/18	2,425,000	2,461,375
4.25%, Due 11/01/20	2,000,000	2,035,000
Manatee County, Florida HFA SFMR Refunding, 6.50%, Due 11/01/23 (e)	745,000	803,669
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Mandatory Put at $100 on 5/15/05)	6,370,000	6,282,412
Miami Beach, Florida Redevelopment Agency Incremental Tax Revenue, 9.125%, Due 12/01/04	1,535,000	1,541,432
Volusia County, Florida EFA Revenue Refunding - Embry-Riddle Aeronautical Project, 2.50%, Due 10/15/06 (e)	745,000	753,381

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
West Orange, Florida Healthcare District Revenue, 5.10%, Due 2/01/05	$1,845,000	$1,918,800

		31,521,317
Georgia 0.8%
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	3,395,414	3,408,147
Gainesville, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	1,089,993	1,094,080
Putnam County, Georgia School District Lease Revenue, 4.20%, Due 3/01/13	642,691	645,101

		5,147,328
Illinois 3.4%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	640,000	661,043
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/08 (e)	1,000,000	858,750
Chicago, Illinois GO Refunding, 5.25%, Due 1/01/08 (e)	1,500,000	1,666,875
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.80%, Due 1/01/05	1,255,000	1,286,752
Chicago, Illinois Transit Authority Capital Revenue, 4.25%, Due 6/01/08 (e)	2,000,000	2,065,000
Chicago Ridge, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 3.70%, Due 12/15/04	1,300,000	1,308,125
Godley, Illinois Park District GO:
3.65%, Due 12/01/05	340,000	350,200
5.50%, Due 12/01/04	325,000	333,781
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	2,500,000	2,646,875
Illinois DFA Revenue - Community Rehabilitation Providers Facilities Project, 4.90%, Due 7/01/07	165,000	163,763
Illinois Health Facilities Authority Revenue:
Condell Medical Center Project, 6.00%, Due 5/15/10	1,500,000	1,621,875
Decatur Memorial Hospital Project, 4.20%, Due 10/01/05	320,000	334,800
Memorial Medical Center Systems Project, 5.25%, Due 10/01/09 (e)	625,000	695,312
Illinois Health Facilities Authority Revenue Refunding:
Advocate Health Care Project, 5.30%, Due 8/15/07	630,000	686,700
Lutheran General Health Systems Project, 7.00%, Due 4/01/08 (e)	1,000,000	1,132,500
Kane, Cook and Du Page Counties, Illinois School District Number 46 Elgin Lease Purchase, 6.07%, Due 6/21/05 (f)	1,073,527	1,116,468
Oak Park, Illinois IDR - Prairie Court Project, 5.50%, Due 12/01/11 (Mandatory Put at $100 on 12/01/06)	5,000,000	5,381,250

		22,310,069
Indiana 2.1%
Hammond, Indiana Sewer and Solid Waste Disposal Revenue - American Maize Products Company Project, 8.00%, Due 12/01/24	2,500,000	2,675,100
Indianapolis, Indiana Airport Authority Special Facilities Revenue - Federal Express Corporation Project, 7.10%, Due 1/15/17	6,000,000	6,305,700
Steuben Lakes Regional Waste District BAN Revenue, 4.65%, Due 9/06/05	$4,570,000	$4,599,842

		13,580,642
Iowa 0.5%
Des Moines, Iowa Hospital Revenue Refunding, 7.00%, Due 11/15/07	2,640,000	3,006,300
Tobacco Settlement Authority of Iowa Tobacco Settlement Revenue, 5.50%, Due 6/01/11	535,000	508,919

		3,515,219
Kentucky 0.4%
Nelson County, Kentucky Industrial Building Revenue - Mabex Universal Corporation Project, 6.50%, Due 4/01/05 (e)	2,175,000	2,294,625

Louisiana 2.1%
Calcasieu Parish, Louisiana IDB PCR Refunding - Gulf States Utilities Company Project, 6.75%, Due 10/01/12	1,500,000	1,516,095
De Soto Parish, Louisiana Environmental Improvement Revenue - International Paper Company Project, 7.70%, Due 11/01/18	1,750,000	1,867,460
Epps, Louisiana COP, 7.25%, Due 6/01/09	2,350,000	2,352,938
Louisiana Housing Finance Agency Mortgage Revenue - Multi-Family Section 8-202 Project, 4.40%, Due 6/01/33 (b)	700,000	700,000
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e)	2,890,000	2,431,212
South Louisiana Port Commission Terminal Revenue Refunding - GATX Terminals Corporation, 7.00%, Due 3/01/23	4,380,000	4,500,143

		13,367,848
Massachusetts 2.1%
Massachusetts Health and EFA Revenue - Eye and Ear Infirmary Project, 5.25%, Due 7/01/09 (e)	775,000	829,250
Massachusetts Health and EFA Revenue Obligation - Caritas Christi Group Project:
5.25%, Due 7/01/06	1,500,000	1,526,250
5.25%, Due 7/01/07	2,510,000	2,547,650
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	3,750,000	3,851,363
Massachusetts Industrial Finance Agency Water Treatment Revenue - Massachusetts-American Hingham Project, 6.25%, Due 12/01/10	3,310,000	3,533,425
Municipal Tax-Exempt Trust Certificates, 4.35%, Due 3/06/06 (e)	1,260,262	1,282,317

		13,570,255
Michigan 1.6%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/05	510,000	525,937
Michigan Strategic Fund Limited Obligation Revenue - Ford Motor Company Project, 7.10%, Due 2/01/06	2,265,000	2,437,706
Pontiac, Michigan Tax Increment Finance Authority Revenue Refunding, 4.00%, Due 6/01/05 (e)	215,000	221,719
Suburban Mobility Authority Regional Transportation Installment Purchase Agreement Revenue, 5.23%, Due 8/15/10	7,229,096	7,445,969

		10,631,331

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Minnesota 1.6%
Minnesota Agricultural and Economic Development Board Revenue - Evangelical Lutheran Project, 5.00%, Due 2/01/07	$80,000	$85,200
Minnesota COP, 3.50%, Due 6/30/07	2,462,619	2,505,715
Minnesota GO - Duluth Airport Lease Revenue Project, 6.25%, Due 8/01/14	500,000	533,125
Minnesota Higher EFA Revenue:
College at St. Benedict Project, 5.00%, Due 3/01/07	345,000	369,581
Hamline University Project, 5.65%, Due 10/01/07	125,000	135,625
St. Paul, Minnesota Housing and Redevelopment Authority Hospital Revenue - HealthEast Project, 6.625%, Due 11/01/17	3,260,000	3,264,075
St. Paul, Minnesota Housing and Redevelopment Authority Parking Revenue - Allina Health System Gold Ramp Project, 4.95%, Due 3/01/06	3,000,000	3,127,500
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	620,000	634,725

		10,655,546
Mississippi 1.4%
Alcorn County, Corinth, Mississippi Hospital Revenue Refunding - Magnolia Regional Health Center Project, 5.75%, Due 10/01/13 (e)	1,000,000	1,087,500
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05	8,000,000	8,048,000

		9,135,500
Missouri 1.4%
Boone County, Missouri Hospital Revenue Refunding, 5.00%, Due 8/01/09	3,605,000	3,798,769
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	3,845,000	3,941,125
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.30%, Due 10/01/06	1,125,000	1,160,618

		8,900,512
Montana 0.6%
Billings, Montana Tax Incremental Urban Renewal Refunding:
2.96%, Due 3/01/06	1,260,000	1,266,300
3.38%, Due 3/01/07	1,300,000	1,311,375
3.80%, Due 3/01/08	995,000	1,003,706

		3,581,381
Nevada 0.7%
Clark County, Nevada Airport Revenue, 6.00%, Due 7/01/08 (e)	1,000,000	1,147,500
Clark County, Nevada Special Improvement District Number 108 - Summerlin Project, 6.20%, Due 2/01/08	795,000	823,167
Washoe County, Nevada Water Facility Revenue - Sierra Pacific Power Project, 6.65%, Due 6/01/17 (e)	2,500,000	2,547,775

		4,518,442
New Jersey 0.4%
New Jersey Health Care Facilities Financing Authority Revenue:
Jersey City Medical Center Project, 4.80%, Due 8/01/21 (e)	1,500,000	1,591,875
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	$1,050,000	$1,082,308

		2,674,183
New Mexico 0.4%
Chaves County, New Mexico Gross Receipts Tax Revenue, 5.00%, Due 7/01/21 (e)	2,125,000	2,180,781
New Mexico Educational Assistance Foundation Student Revenue Refunding, 7.05%, Due 3/01/10	460,000	491,625

		2,672,406
New York 7.5%
Nassau County, New York Industrial Development Agency Civic Facility Revenue - North Shore Health System Project, 4.50%, Due 11/01/04	1,545,000	1,592,648
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	4,600,000	3,588,000
New York Mortgage Agency Homeowner Mortgage Revenue, 2.95%, Due 10/01/17	1,250,000	1,275,000
New York, New York GO:
5.00%, Due 8/01/06	2,780,000	2,998,925
5.00%, Due 8/01/07	1,000,000	1,088,750
6.125%, Due 8/01/06	220,000	243,925
8.25%, Due 6/01/06	700,000	808,500
8.25%, Due 6/01/07	1,650,000	1,973,813
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project:
5.60%, Due 7/01/05	1,055,000	1,064,231
6.50%, Due 7/01/06	1,740,000	1,759,575
New York Thruway Authority Local Highway and Bridge Contract Revenue, 5.00%, Due 3/15/08 (b)	2,500,000	2,772,100
New York Urban Development Corporation Revenue Bonds, 5.25%, Due 1/01/21 (Mandatory Put at $100 on 1/01/09)	5,000,000	5,506,250
Port Authority of New York and New Jersey Special Obligation Revenue - Continental/ Eastern/Laguardia Project, 9.00%, Due 12/01/06	1,615,000	1,614,612
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/07	7,500,000	8,109,375
5.00%, Due 6/01/09	4,500,000	4,582,845
5.00%, Due 6/01/10	4,000,000	4,175,000
5.00%, Due 6/01/11	5,000,000	5,225,000

		48,378,549
North Carolina 0.9%
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.00%, Due 1/01/09	2,000,000	2,230,000
North Carolina Eastern Municipal Power Agency Power System Revenue Refunding, 6.00%, Due 1/01/06 (e)	790,000	853,200
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue:
5.50%, Due 1/01/10 (e)	2,300,000	2,530,000
7.25%, Due 1/01/07	115,000	130,669

		5,743,869
Ohio 1.8%
Beavercreek, Ohio City School District TAN, 4.00%, Due 12/01/05	2,070,000	2,145,037

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Dayton, Ohio Airport Revenue Refunding - James M. Cox Dayton International Project, 3.50%, Due 12/01/07 (e)	$1,090,000	$1,132,238
Franklin County, Ohio EDR Refunding - Capitol South Community Urban Program, 4.85%, Due 6/01/06	1,330,000	1,398,162
Lorain County, Ohio Hospital Refunding and Improvement Revenue - Catholic Healthcare Partners Project, 5.25%, Due 10/01/09	800,000	875,000
Lucas County, Ohio Hospital Revenue Refunding - ProMedica Healthcare Obligation, 5.75%, Due 11/15/09 (e)	1,500,000	1,678,125
Ohio Water Development Authority Facilities PCR Refunding - Cleveland Electric Illuminating Company Pollution Control Project, 7.70%, Due 8/01/25	4,000,000	4,285,000

		11,513,562
Oklahoma 0.6%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project:
7.10%, Due 8/01/23	1,715,000	1,704,281
7.50%, Due 8/01/18	1,260,000	1,305,675
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	550,000	571,313

		3,581,269
Pennsylvania 3.9%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - University of Pittsburgh Medical Center Project, 5.00%, Due 6/15/08	3,180,000	3,378,750
Grove City, Pennsylvania Area Hospital Authority - United Community Hospital Project, 4.75%, Due 7/01/06	660,000	681,450
Lehigh County, Pennsylvania General Purpose Authority Revenue - Kidspeace Obligation Group Project, 5.70%, Due 11/01/09	150,000	150,000
Pennsylvania EDFA Revenue - Northwestern Human Services Project, 4.875%, Due 6/01/08 (e)	3,295,000	3,529,769
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project:
5.60%, Due 1/01/10	4,750,000	4,975,625
6.00%, Due 1/01/06	1,750,000	1,881,250
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	2,080,000	2,087,800
Philadelphia, Pennsylvania Hospitals - Jeanes Health System Project, 6.60%, Due 7/01/10	1,935,000	2,034,169
Pittsburgh, Pennsylvania GO Refunding, 5.00%, Due 3/01/08 (e)	1,950,000	2,064,562
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	4,455,000	4,610,925

		25,394,300
Puerto Rico 0.4%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 5.75%, Due 7/01/20 (Pre-Refunding at $100 on 7/01/10)	490,000	548,800
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project:
4.00%, Due 12/01/04	$325,000	$331,162
4.50%, Due 12/01/05	340,000	355,725
4.50%, Due 12/01/06	355,000	375,856
5.00%, Due 2/01/08	925,000	1,003,625

		2,615,168
South Carolina 1.2%
South Carolina Jobs EDA Hospital Facilities Refunding and Improvement Revenue - Palmetto Health Alliance Project, 4.75%, Due 8/01/07	1,925,000	1,987,563
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project:
4.50%, Due 8/01/06	235,000	242,637
5.00%, Due 8/01/08	760,000	786,600
South Carolina Ports Authority Ports Revenue:
7.60%, Due 7/01/05	1,475,000	1,624,344
7.70%, Due 7/01/06	1,205,000	1,391,775
7.80%, Due 7/01/09	1,255,000	1,484,038

		7,516,957
South Dakota 0.3%
South Dakota EDFA EDR - Angus Project:
4.25%, Due 4/01/08	225,000	233,719
4.50%, Due 4/01/09	260,000	271,375
South Dakota EDFA EDR Refunding - Pooled Loan Program-Technical Ordinance Project, 5.75%, Due 4/01/07	760,000	780,550
South Dakota Health and EFA Revenue - Sioux Valley Hospital and Health System Project, 5.00%, Due 11/01/05	345,000	367,425

		1,653,069
Tennessee 0.6%
Citizens Gas Utility District Gas Revenue Refunding, 5.15%, Due 1/01/09 (e)	800,000	821,136
Knox County, Tennessee Health, Educational and Housing Facilities Revenue Refunding - Catholic Healthcare Project, 4.50%, Due 10/01/06	1,645,000	1,743,700
Tennessee Housing Development Agency - Homeownership Program Project, Zero %, Due 7/01/05	1,585,000	1,521,600

		4,086,436
Texas 3.9%
Angelina and Neches River Authority Refunding - Temple-Inland Forest Products Corporation Project, 5.65%, Due 9/01/12	6,200,000	6,262,000
Anson, Texas Education Facilities Corporation Student Housing Revenue - University of Texas - Waterview Park Project, 4.00%, Due 1/01/08 (e)	630,000	652,050
Austin, Texas Utility System Revenue Refunding, 5.375%, Due 11/15/05	1,500,000	1,535,040
Falcons Lair, Texas Utility and Reclamation District COP, 7.10%, Due 10/15/06 (Defaulted Effective 4/15/03) (f)	5,855,000	1,990,700
Galveston County, Texas GO Refunding (b) (e):
4.00%, Due 2/01/07	940,000	992,875
4.00%, Due 2/01/08	975,000	1,031,062

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Harris County, Texas Health Facilities Development Corporation Revenue - Christus Health Project, 5.25%, Due 7/01/07 (e)	$1,000,000	$1,093,750
Lewisville, Texas Combination Contract Special Assessment Revenue - Castle Hills Number 3 Project, 4.125%, Due 5/01/31 (Mandatory Put at $100 on 11/01/06) (e)	2,550,000	2,687,063
Munimae Trust Certificates, 4.40%, Due 8/24/09 (Mandatory Put at $100 on 12/17/06)	5,165,000	5,287,669
Odessa, Texas Housing Authority MFMR - Section 8 Assisted Project, 6.375%, Due 10/01/11	2,735,000	2,830,725
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	690,000	715,875

		25,078,809

Utah 0.5%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,300,000	1,278,875
Utah Housing Corporation SFMR:
2.80%, Due 7/01/07	1,000,000	1,000,000
3.15%, Due 7/01/08	1,050,000	1,051,312

		3,330,187

Virgin Islands 1.2%
Virgin Islands Public Finance Authority Revenue:
5.50%, Due 10/01/06 (e)	3,185,000	3,487,575
6.00%, Due 10/01/05	1,695,000	1,790,344
6.00%, Due 10/01/06	1,000,000	1,076,250
6.00%, Due 10/01/07	1,250,000	1,359,375

		7,713,544

Virginia 0.2%
Pocahontas Parkway Association Toll Road Capital Appreciation Revenue, Zero %, Due 8/15/07	1,850,000	1,204,812

Washington 1.8%
Clark County, Washington Industrial Revenue Bond Public Corporation Solid Waste Disposal Project Revenue - Camas Power Boiler LP Project, 3.375%, Due 8/01/07 (e)	5,765,000	5,787,195
Port Vancouver, Washington GO, 6.00%, Due 12/01/04 (e)	100,000	105,097
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	205,000	218,325
Spokane County, Washington Refunding GO, 5.00%, Due 12/01/10 (e)	4,370,000	4,746,913
Walla Walla, Washington Housing Authority Revenue - Wilbur Manor Project, 6.25%, Due 12/01/11	1,110,000	1,110,000

		11,967,530

West Virginia 0.5%
Ohio County, West Virginia Building Commission Revenue - Ohio Valley Medical Center Project, 7.00%, Due 10/01/10	405,000	467,269
Weirton, West Virginia Municipal Hospital Building Commission Revenue - Weirton Medical Center Project, 4.50%, Due 12/01/05	1,535,000	1,590,644
West Virginia Public Energy Authority Energy Revenue - Morgantown Associates Project, 5.05%, Due 7/01/08 (e)	$1,415,000	$1,468,062

		3,525,975

Wisconsin 4.0%
Badger Tobacco Asset Securitization Corporation Revenue:
5.75%, Due 6/01/11	1,190,000	1,187,025
6.00%, Due 6/01/17	650,000	589,875
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 6.00%, Due 12/01/09	5,165,000	5,261,844
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
4.85%, Due 12/01/07	570,000	592,800
5.05%, Due 12/01/08	605,000	626,175
5.20%, Due 12/01/09	650,000	671,125
Pleasant Prairie, Wisconsin Water and Sewer System Revenue BAN, 4.00%, Due 10/01/07	3,935,000	4,092,400
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	1,030,000	1,034,223
Stevens Point, Wisconsin Community Development Authority Housing Mortgage Revenue, 6.50%, Due 9/01/09	25,000	28,656
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09 (b)	1,000,000	1,017,500
Divine Savior Healthcare Project, 4.45%, Due 5/01/07 (e)	175,000	184,188
Froedtert and Community Health Obligated Group Project, 5.50%, Due 10/01/07	700,000	759,500
Hess Memorial Hospital Association, Inc. Project, 7.875%, Due 11/01/22 (e)	1,000,000	1,098,750
Marshfield Clinic Project, 4.50%, Due 2/15/06	200,000	206,000
Marshfield Clinic Project, 5.25%, Due 2/15/05	300,000	310,875
Marshfield Clinic Project, 5.75%, Due 2/15/07	350,000	371,437
National Regency of New Berlin, Inc. Project, 7.75%, Due 8/15/15	3,215,000	3,279,300
National Regency of New Berlin, Inc. Project, 8.00%, Due 8/15/25	990,000	1,015,988
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	1,000,000	1,058,750
Wisconsin Petroleum Inspection Fee Revenue, 5.50%, Due 7/01/10	2,550,000	2,741,250

		26,127,661

Total Municipal Bonds (Cost $414,280,984)		415,942,919

Variable Rate Put Bonds 8.6%
Arizona 0.2%
Maricopa County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective on 8/01/07)	1,000,000	1,035,000

California 0.3%
ABAG Finance Authority for Nonprofit Corporations Revenue MFHR Refunding - United Dominion Project, 6.25%, Due 8/15/30 (Mandatory Put at $100 on 8/15/08)	2,000,000	2,170,000

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Connecticut 0.3%
Stamford, Connecticut Housing Authority MFHR - Fairfield Apartments Project, 4.75%, Due 12/01/28 (Mandatory Put at $100 and Rate Reset Effective 12/01/08)	$2,000,000	$2,080,000

District of Columbia 0.8%
District of Columbia Revenue - Medstar University Hospital Project, 6.80%, Due 8/15/31 (Mandatory Put at $100 and Rate Reset Effective 2/15/06)	5,000,000	5,312,500

Florida 0.4%
Highlands County, Florida Health Facilities Authority Revenue - Adventist Health/Sunbelt Hospital Project, 3.35%, Due 11/15/32 (Mandatory Put at $100 on 9/01/05)	2,250,000	2,311,875

Illinois 0.1%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	340,000	350,625
Peoria County, Illinois Congregate Care Revenue - St. Francis Woods Project, 5.625%, Due 4/01/28 (Defaulted Effective 11/01/01) (f)	176,978	176,536

		527,161

Indiana 1.1%
Indiana DFA PCR Refunding - Southern Gas and Electric Project (Mandatory Put at $100 on 3/01/06):
4.75%, Due 3/01/25	4,000,000	4,150,000
5.00%, Due 3/01/30	2,800,000	2,905,000

		7,055,000

Kansas 1.0%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Project:
4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07)	5,000,000	5,331,250
4.75%, Due 10/01/17 (Mandatory Put at $100 on 10/01/07)	1,000,000	1,066,250

		6,397,500

Louisiana 0.5%
Louisiana Local Government Environment Facilities Community Development Authority Revenue - Shreveport/Independence Project, 2.95%, Due 3/01/30 (Mandatory Put at $100 on 9/01/08) (e)	3,000,000	3,015,000

Massachusetts 0.8%
Massachusetts Health and EFA Revenue - Hillcrest Extended Care Project, 4.50%, Due 10/01/26 (Mandatory Put at $100 on 4/01/06) (e)	4,835,000	5,046,531

Michigan 0.1%
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.30%, Due 11/15/33 (Mandatory Put at $100 on 11/15/06)	795,000	872,512

Missouri 0.5%
Jackson County, Missouri IDA MFHR - Pine Valley Apartments Project, 5.20%, Due 3/01/28 (Mandatory Put at $100 on 11/01/03)	$3,545,000	$3,367,750

Ohio 0.2%
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)	1,525,000	1,575,905

Texas 2.0%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	1,495,000	1,560,406
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	6,200,000	6,479,000
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	4,750,000	4,969,688

		13,009,094

Washington 0.3%
Chelan County, Washington Public Utility District Number 1 Consolidated Revenue - Chelan Hydro Project, 5.70%, Due 7/01/68 (Mandatory Put at $100 on 7/01/08)	1,865,000	1,981,563

Total Variable Rate Put Bonds (Cost $54,132,196)		55,757,391

Short-Term Investments (a) 27.8%
Municipal Bonds 3.9%
Arizona 0.0%
Maricopa County, Arizona IDA MFHR - Mercy Bond Properties Arizona I-A, 5.20%, Due 1/01/04	95,000	95,426

California 0.1%
California Statewide Communities Development Authority Revenue - Henry Mayo Newhall Memorial Hospital Project, 4.00%, Due 10/01/04 (e)	750,000	754,275

Colorado 0.0%
Colorado Educational and Cultural Facilities Authority Revenue Refunding - Colorado Public Radio Project, 3.10%, Due 7/01/04	210,000	211,905

Illinois 0.1%
Illinois EFA Revenue - Lewis University Project, 5.30%, Due 10/01/04	310,000	313,457
Naperville City, Du Page and Will Counties, Illinois EDR Refunding - Illinois Hospital and Health Systems Association Project, 5.70%, Due 5/01/04 (e)	515,000	523,410

		836,867

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Kansas 0.7%
Kansas Independent College Finance Authority Educational Facilities Revenue - Benedictine College Project, 6.00%, Due 11/01/03	$3,000,000	$3,000,000
Kansas Independent College Finance Authority RAN, 3.85%, Due 5/01/04	1,300,000	1,306,312

		4,306,312
Massachusetts 0.2%
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.70%, Due 12/01/03	1,000,000	1,000,180

Michigan 0.9%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/04	1,005,000	1,028,155
Michigan Strategic Fund Exempt Facilities Revenue - Waste Management, Inc. Project, 4.20%, Due 8/01/27 (Mandatory Put at $100 on 8/01/04)	4,500,000	4,546,305

		5,574,460
Nevada 0.1%
Reno-Sparks, Nevada Convention and Visitors Authority Limited Obligation Refunding, 6.40%, Due 11/01/03	790,000	790,000

New York 0.1%
New Rochelle, New York Municipal Housing Authority Mortgage Revenue, 4.70%, Due 12/01/03	170,000	170,277
New York Environmental Facilities Corporation Water Revolving Fund PCR - Pilgrim State Sewage Treatment Project, 5.625%, Due 3/15/04	200,000	202,830

		373,107
Ohio 0.4%
Cleveland, Ohio City School District Energy Conservation GO:
6.53%, Due 3/15/04	840,000	855,943
6.53%, Due 9/15/04	865,000	902,904
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 7.50%, Due 2/01/22 (Putable at $100 on 2/01/04) (f)	1,050,000	1,030,271

		2,789,118
Puerto Rico 0.1%
Commonwealth of Puerto Rico Tax-Exempt Lease Certificates, 5.10%, Due 4/01/04 (Defaulted Effective 4/01/03) (f)	287,349	291,711

Tennessee 1.2%
Johnson City, Tennessee Health and Educational Facilities Board Hospital First Mortgage Revenue - Mountain States Project, 5.25%, Due 7/01/26 (Mandatory Put at $100 on 7/01/04)	7,875,000	7,902,720

Wisconsin 0.0%
Wisconsin Health and EFA Revenue - Marshfield Clinic Project, 4.00%, Due 2/15/04	300,000	301,383

Total Municipal Bonds		25,227,464
Variable Rate Put Bonds 19.9%
Alabama 1.6%
Jefferson County, Alabama Sewer Revenue Refunding (e):
0.95%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 11/14/03)	$8,225,000	$8,225,000
1.00%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 11/19/03)	1,950,000	1,950,000

		10,175,000
Alaska 0.5%
Valdez, Alaska Marine Terminal Revenue Refunding - BP Pipelines Project, 1.10%, Due 7/01/37 (Putable at $100 and Rate Reset Effective 11/03/03)	3,200,000	3,200,000

Arizona 0.6%
Arizona Health Facilities Authority Healthcare Education Facilities Revenue - Kirksville Collateral Osteopathic Project, 1.00%, Due 1/01/30 (Putable at $100 and Rate Reset Effective 11/04/03) (e)	1,225,000	1,225,000
Scottsdale, Arizona IDA First Mortgage Revenue Refunding - Westminster Village, Inc. Project:
5.25%, Due 6/01/16 (Putable at $100 and Rate Reset Effective 6/01/04)	1,320,000	1,318,112
6.00%, Due 6/01/17 (Putable at $100 and Rate Reset Effective 12/01/03)	1,615,000	1,615,662

		4,158,774
California 1.3%
California GO:
1.45%, Due 6/01/08 (Putable at $100 and Rate Reset Effective 11/09/03)	5,000,000	5,000,000
1.55%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 11/13/03)	3,500,000	3,500,000

		8,500,000
Colorado 0.4%
Aspen Valley Hospital District Revenue, 1.25%, Due 10/15/33 (Putable at $100 and Rate Reset Effective 11/06/03) (e)	2,000,000	2,000,000
Garfield County, Colorado Hospital Revenue - Valley View Hospital Project, 1.10%, Due 5/15/33 (Putable at $100 and Rate Reset Effective 11/14/03) (e)	1,000,000	1,000,000

		3,000,000
District of Columbia 0.1%
District of Columbia Revenue - Medstar University Hospital Project, 6.40%, Due 8/15/31 (Mandatory Put at $100 on 2/15/04)	500,000	504,300

Florida 0.5%
Alachua County, Florida Health Facilities Authority Revenue - Shands Teaching Hospital Project, 1.11%, Due 12/01/12 (Putable at $100 and Rate Reset Effective 11/03/03) (e)	3,100,000	3,100,000

Georgia 0.9%
Heard County, Georgia Development Authority PCR - Wansley Project, 1.08%, Due 9/01/20 (Putable at $100 and Rate Reset Effective 11/26/03)	730,000	730,000

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Marietta, Georgia Authority MFHR Refunding:
Wood Glen Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	$10,000	$10,165
Wood Knoll Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	4,935,000	5,016,329

		5,756,494

Illinois 4.8%
Illinois DFA PCR Refunding - Illinois Power Company Project (e):
1.50%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 11/11/03)	7,080,000	7,080,000
1.50%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 11/24/03)	24,050,000	24,049,495

		31,129,495

Iowa 0.8%
Chillicothe, Iowa PCR Refunding - IES Utilities, Inc. Project, 4.25%, Due 11/01/23 (Mandatory Put at $100 on 11/01/03)	5,395,000	5,395,000

Louisiana 0.2%
West Baton Rouge, Louisiana Industrial District No. 3 Revenue - The Dow Chemical Company Project, 1.46%, Due 11/01/25 (Putable at $100 and Rate Reset Effective 11/03/03)	1,250,000	1,250,000

Mississippi 0.2%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.10%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 11/19/03)	1,392,000	1,392,000

Missouri 2.0%
Missouri Environmental Improvement & Energy Resources Authority Environmental Improvement Revenue Refunding:
Amerenue Project - Series A, 1.55%, Due 3/01/35 (Putable at $100 and Rate Reset Effective 11/14/03)	1,950,000	1,950,000
Amerenue Project - Series B, 1.45%, Due 3/01/35 (Putable at $100 and Rate Reset Effective 11/12/03)	3,500,000	3,500,000
Union Electric Company Project, 1.55%, Due 9/01/33 (Putable at $100 and Rate Reset Effective 11/06/03)	7,550,000	7,550,000

		13,000,000

Montana 0.8%
Montana Board of Regents Higher Education Facilities Revenue Refunding, 0.90%, Due 11/15/16 (Putable at $100 and Rate Reset Effective 11/20/03) (e)	5,000,000	5,000,000

New Hampshire 0.6%
New Hampshire Business Finance Authority PCR Refunding - United Illuminating Company Project, 4.55%, Due 7/01/27 (Mandatory Put at $100 on 2/01/04)	2,000,000	2,011,920
New Hampshire Health and Educational Authority Hospital Revenue, 5.25%, Due 10/01/21 (Pre-Refunding at $100 on 4/01/04)	1,870,000	1,901,453

		3,913,373

New Mexico 1.0%
Farmington, New Mexico PCR Refunding - San Juan Project, 2.75%, Due 4/01/33 (Mandatory Put at $100 on 4/01/04)	$6,250,000	$6,269,000

Ohio 0.3%
Perry County, Ohio Nursing Facilities Revenue Refunding - New Lexington Health Care Project, 4.75%, Due 9/01/10 (Mandatory Put at $100 on 9/01/04) (e)	1,825,000	1,825,000

Pennsylvania 0.3%
Montgomery County, Pennsylvania IDA PCR Refunding - Peco Energy Company, 5.20%, Due 10/01/30 (Mandatory Put at $100 on 10/01/04)	2,000,000	2,069,780

South Carolina 0.5%
South Carolina Jobs-EDA EDR Refunding EXTRAS - Westminster Presbyterian Center, Inc. Project, 5.20%, Due 11/15/28 (Putable at $100 and Rate Reset Effective 11/15/03)	2,455,000	2,455,908
York County, South Carolina PCR:
1.00%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/05/03)	500,000	500,000
1.00%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/26/03)	150,000	150,000
1.128%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 12/03/03)	100,000	100,000

		3,205,908

Tennessee 0.2%
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.25%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 1/31/04) (e)	1,200,000	1,200,000

Texas 2.3%
Bexar County, Texas HFC MFHR - Park Ridge Apartments Project, 5.50%, Due 5/01/35 (Mandatory Put at $100 on 5/01/04)	4,765,000	4,765,000
Lancaster, Texas HFC MFHR - Intervest-Lancaster Project (f):
2.88%, Due 6/15/04	2,699,057	2,709,178
3.18%, Due 6/15/04	343,058	344,345
Northwest Trails Apartment Trust Pass-Thru Certificates, 5.50%, Due 4/01/13 (Mandatory Put at $100 on 4/01/04)	7,115,000	7,115,000

		14,933,523

Total Variable Rate Put Bonds		128,977,647

Municipal Money Market Funds 4.0%
Multiple States
Strong Tax-Free Money Fund (d)	25,895,000	25,895,000

Total Short-Term Investments (Cost $179,569,335)		180,100,111

Total Investments in Securities (Cost $647,982,515) 100.7%		651,800,421
Other Assets and Liabilities, Net (0.7%)		(4,607,192)

Net Assets 100.0%		$647,193,229

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG WISCONSIN TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 97.3%
Georgia 0.1%
Augusta, Georgia New Public Housing Authority Revenue, 3.75%, Due 4/01/07	$75,000	$79,219

Guam 0.3%
Guam Government GO, 5.20%, Due 11/15/08	10,000	10,037
Guam Government Infrastructure Improvement GO, 5.50%, 11/01/08	20,000	22,750
Guam Power Authority Revenue:
5.25%, Due 10/01/13	195,000	195,487
5.25%, Due 10/01/13, Series A	5,000	5,525

		233,799
Indiana 0.1%
Indianapolis, Indiana New Public Housing Authority, 5.125%, Due 7/01/08	70,000	74,987

Missouri 0.2%
Kansas City, Missouri New Public Housing Authority, 5.00%, Due 6/01/08	100,000	107,125

Northern Mariana Islands 0.2%
Commonwealth of Northern Mariana Islands, 5.50%, Due 6/01/07 (e)	150,000	165,937

Ohio 0.1%
Akron, Ohio New Public Housing Authority, 5.00%, Due 5/01/09	50,000	53,562

Pennsylvania 0.3%
Erie, Pennsylvania New Public Housing Authority Revenue, 5.25%, Due 4/01/08	100,000	107,125
Reading, Pennsylvania New Public Housing Authority Revenue, 5.25%, Due 4/01/07	100,000	107,125

		214,250
Puerto Rico 26.3%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	750,000	753,750
5.00%, Due 5/15/09	250,000	248,750
5.50%, Due 5/15/39	900,000	786,375
5.75%, Due 7/01/20 (Pre-Refunding at $100 on 7/01/10)	565,000	632,800
6.00%, Due 7/01/26 (Pre-Refunding at $100 on 7/01/10)	480,000	567,000
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue, 10.25%, Due 7/01/09	400,000	496,500
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12 (e)	25,000	30,125
Commonwealth of Puerto Rico Capital Appreciation GO, Zero %, Due 7/01/06	5,000	4,744
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue (e):
5.50%, Due 7/01/11	370,000	425,500
5.50%, Due 7/01/13	200,000	230,250
5.50%, Due 7/01/15	2,000,000	2,305,000
Commonwealth of Puerto Rico Medical Services Administration COP:
3.50%, Due 12/01/04	245,000	245,240
3.75%, Due 6/01/05	250,000	250,242
3.90%, Due 12/01/05	255,000	255,240
4.00%, Due 6/01/06	$265,000	$265,162
4.15%, Due 12/01/06	270,000	270,165
4.25%, Due 6/01/07	275,000	275,107
Commonwealth of Puerto Rico Public Improvement GO:
5.25%, Due 7/01/11	100,000	110,500
5.25%, Due 7/01/16 (e)	100,000	112,750
Commonwealth of Puerto Rico Public Improvement GO Refunding (e):
5.125%, Due 7/01/30	1,000,000	1,022,500
5.50%, Due 7/01/16	200,000	230,500
Puerto Rico Electric Power Authority Revenue Refunding:
Zero %, Due 7/01/17	170,000	89,038
5.00%, Due 7/01/11 (e)	100,000	111,625
5.25%, Due 7/01/22 (e)	675,000	718,875
6.125%, Due 7/01/09	50,000	57,875
Puerto Rico Industrial, Medical and Environmental PCFA Facilities Revenue - PepsiCo, Inc. Project, 6.25%, Due 11/15/13	50,000	51,131
Puerto Rico Industrial, Medical and Environmental PCFA Facilities Revenue Refunding - St. Lukes Hospital Project, 6.25%, Due 6/01/10 (Pre-Refunding at $100 on 6/01/06)	25,000	27,125
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue:
Ana G. Mendez University System Project, 4.50%, Due 12/01/07	370,000	394,050
Ana G. Mendez University System Project, 5.00%, Due 2/01/05	325,000	337,594
Ana G. Mendez University System Project, 5.00%, Due 2/01/07	300,000	322,875
Ana G. Mendez University System Project, 5.00%, Due 12/01/08	390,000	423,150
Ana G. Mendez University System Project, 5.00%, Due 2/01/09	120,000	130,350
Ana G. Mendez University System Project, 5.00%, Due 12/01/09	405,000	438,413
Ana G. Mendez University System Project, 5.00%, Due 12/01/10	430,000	459,025
Ana G. Mendez University System Project, 5.375%, Due 2/01/29	35,000	34,781
Dr. Pila Hospital Project, 5.875%, Due 8/01/12 (e)	70,000	76,212
Hospital Auxilio Mutuo Project, 5.50%, Due 7/01/17 (e)	215,000	237,575
Hospital de la Concepcion Project, 6.50%, Due 11/15/20	25,000	27,875
University of the Sacred Heart Project, 4.25%, Due 9/01/07 (e)	100,000	105,125
University Plaza Project, 5.625%, Due 7/01/18 (e)	2,430,000	2,682,113
Puerto Rico Municipal Finance Agency GO Refunding, 5.625%, Due 8/01/10 (e)	25,000	28,656
Puerto Rico Municipal Finance Agency Revenue, 5.25%, Due 8/01/21 (e)	500,000	532,500
Puerto Rico Municipal Finance Agency Revenue Refunding, 5.00%, Due 7/01/08 (e)	20,000	22,125
Puerto Rico Power Authority Revenue, 5.25%, Due 7/01/29 (e)	300,000	311,625

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)

Puerto Rico Public Buildings Authority Guaranteed Public Education and Health Facilities Revenue Refunding:
5.40%, Due 7/01/05	$50,000	$52,937
5.60%, Due 7/01/08	25,000	27,938
Puerto Rico Public Buildings Authority Guaranteed Revenue, 5.00%, Due 7/01/13 (e)	10,000	10,862
Puerto Rico Public Buildings Authority Guaranteed Revenue Refunding, 5.50%, Due 7/01/12	1,000,000	1,117,500
Puerto Rico Public Finance Corporation Revenue, 4.25%, Due 8/01/11	100,000	106,625

		18,453,775
Rhode Island 0.2%
Cranston, Rhode Island New Public Housing Authority Revenue, 5.00%, Due 8/01/08	130,000	139,263
Virgin Islands 12.7%
University of the Virgin Islands Refunding and Improvement Revenue (e):
5.30%, Due 12/01/08	45,000	50,400
5.85%, Due 12/01/14	150,000	167,062
Virgin Islands Port Authority Marine Revenue, 5.25%, Due 9/01/18 (e)	1,000,000	1,058,750
Virgin Islands Public Finance Authority Revenue:
5.00%, Due 9/01/08 (e)	500,000	558,125
5.00%, Due 9/01/09 (e)	985,000	1,104,431
5.20%, Due 10/01/09	150,000	161,812
5.50%, Due 10/01/06 (e)	1,500,000	1,642,500
5.50%, Due 10/01/07	650,000	710,125
5.50%, Due 10/01/08 (e)	325,000	366,031
5.625%, Due 10/01/10	1,270,000	1,363,663
5.875%, Due 10/01/18	1,665,000	1,700,381

		8,883,280
Wisconsin 56.8%
Ashwaubenon, Wisconsin Community Development Authority Lease Revenue - Arena Project:
5.05%, Due 6/01/19	100,000	105,000
5.10%, Due 6/01/20	790,000	829,500
5.15%, Due 6/01/21	1,175,000	1,226,406
5.70%, Due 6/01/24 (Pre-Refunding at $100 on 6/01/09)	430,000	498,800
5.80%, Due 6/01/29 (Pre-Refunding at $100 on 6/01/09)	175,000	203,875
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding:
3.75%, Due 3/01/05	75,000	76,219
4.00%, Due 3/01/06	75,000	76,500
4.50%, Due 3/01/08	65,000	67,031
4.70%, Due 3/01/10	95,000	98,563
4.80%, Due 3/01/11	80,000	83,100
Beloit, Wisconsin Community Development Authority Lease Revenue, 5.50%, Due 3/01/20	900,000	940,500
Bristol, Wisconsin Community Development Authority Lease Revenue, 6.125%, Due 3/01/12	695,000	758,419
Brown County, Wisconsin Housing Authority Student Housing Revenue - University Village Housing, Inc. Project:
4.20%, Due 4/01/12	50,000	50,375
4.50%, Due 4/01/14	$100,000	$100,375
5.125%, Due 4/01/21	10,000	10,338
5.25%, Due 4/01/11	80,000	82,500
5.40%, Due 4/01/17	95,000	98,325
Cudahy, Wisconsin Community Development Authority Redevelopment Lease Revenue, 4.70%, Due 6/01/09	175,000	190,312
Dane County, Wisconsin Housing Authority MFHR - Forest Harbor Apartments Project (e):
5.85%, Due 7/01/11	125,000	126,434
5.90%, Due 7/01/12	125,000	126,255
DeForest, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 6.25%, Due 2/01/18	1,000,000	1,030,000
Franklin, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding, 4.80%, Due 4/01/09	600,000	631,500
Glendale, Wisconsin Community Development Authority Lease Revenue:
3.70%, Due 9/01/08	170,000	177,863
5.00%, Due 10/01/19	45,000	46,350
5.30%, Due 9/01/15 (Pre-Refunding at $100 on 9/01/08)	170,000	191,462
Grant County, Wisconsin Housing Authority Revenue Refunding - Orchard Manor Project, 5.35%, Due 7/01/26	510,000	510,638
Green Bay, Brown County, Wisconsin Professional Football Stadium Revenue - Lambeau Field Renovation Project (e):
4.15%, Due 2/01/08	60,000	64,275
4.45%, Due 2/01/11	10,000	10,650
4.75%, Due 2/01/14	175,000	184,187
Hartford, Wisconsin Community Development Authority Community Development Lease Revenue, 6.15%, Due 12/01/09	240,000	245,736
Johnson Creek, Wisconsin Community Development Authority Community Development Lease Revenue, 4.65%, Due 12/01/12	245,000	257,250
Kenosha, Wisconsin Housing Authority MFHR - Villa Ciera Project, 6.00%, Due 11/20/41 (e)	200,000	207,000
Lake Delton, Wisconsin Community Development Authority MFHR - Woodland Park Project, 5.40%, Due 2/20/43 (e)	180,000	182,025
Madison, Wisconsin Community Development Authority Lease Revenue - Monona Terrace Community Project:
5.80%, Due 3/01/05	50,000	53,000
5.90%, Due 3/01/06	365,000	387,356
6.00%, Due 3/01/08	5,000	5,313
Madison, Wisconsin Community Development Authority MFHR - Nichols Station II Project, 4.95%, Due 12/01/07 (e)	40,000	40,077
Madison, Wisconsin Community Development Authority Redevelopment Revenue - Meriter Retirement Services, 5.90%, Due 12/01/08	40,000	39,800
Madison, Wisconsin Community Development Authority Student Housing Revenue - Edgewood College Project, 6.25%, Due 4/01/14	500,000	504,970

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Milwaukee, Wisconsin Housing Authority MFHR Refunding - Veterans Housing Project, 5.10%, Due 7/01/22 (e)	$1,000,000	$1,028,750
Milwaukee, Wisconsin Redevelopment Authority Revenue - Milwaukee School of Engineering Project (e):
4.20%, Due 10/01/10	100,000	105,625
4.95%, Due 7/01/18	465,000	469,069
5.05%, Due 7/01/19	470,000	474,112
5.15%, Due 7/01/20	470,000	474,113
5.20%, Due 7/01/21	470,000	474,113
5.30%, Due 7/01/22	470,000	475,287
5.35%, Due 7/01/23	470,000	475,288
Milwaukee, Wisconsin Redevelopment Authority Revenue - Summerfest Project, 4.20%, Due 8/01/11	95,000	99,512
Milwaukee, Wisconsin Redevelopment Authority Revenue - YMCA Metropolitan Milwaukee, Inc. Project, 5.00%, Due 12/1/18 (e)	40,000	40,400
Milwaukee, Wisconsin Redevelopment Authority Revenue - YWCA Greater Milwaukee Project, 4.70%, Due 6/01/09 (e)	45,000	47,531
Milwaukee, Wisconsin Redevelopment Authority Revenue Job Opportunity Bond Program - Dynapro Project, 5.50%, Due 12/01/13	25,000	25,000
Muskego, Wisconsin Community Development Authority Lease Revenue:
4.75%, Due 6/01/19	200,000	201,750
4.75%, Due 6/01/20	200,000	201,000
4.75%, Due 6/01/21	200,000	198,250
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project:
Zero %, Due 11/01/04	65,000	63,081
Zero %, Due 5/01/05	70,000	66,237
Zero %, Due 11/01/05	65,000	60,369
Zero %, Due 5/01/06	70,000	62,650
Zero %, Due 11/01/06	65,000	56,875
New Berlin, Wisconsin Housing Authority Revenue Refunding - Apple Glen Project, 6.70%, Due 11/01/20	650,000	655,688
New Berlin, Wisconsin Housing Authority Revenue Refunding - Pinewood Creek Project:
6.80%, Due 11/01/12	165,000	167,475
6.85%, Due 5/01/13	160,000	162,200
7.125%, Due 5/01/24	1,515,000	1,520,681
Oakfield, Wisconsin Community Development Authority Revenue Refunding:
4.10%, Due 12/01/05	30,000	31,312
4.20%, Due 12/01/06	45,000	47,700
4.40%, Due 12/01/08	50,000	52,313
5.40%, Due 12/01/21	350,000	365,750
Oconto Falls, Wisconsin Community Development Authority Lease Revenue:
4.05%, Due 6/01/09	150,000	158,062
4.15%, Due 6/01/07	100,000	106,500
4.15%, Due 6/01/08	150,000	160,313
4.60%, Due 6/01/14	135,000	138,712
4.65%, Due 6/01/15	175,000	179,813
4.90%, Due 6/01/18	200,000	204,750
Omro, Wisconsin Community Development Authority Revenue:
5.75%, Due 12/01/06	$50,000	$51,962
5.875%, Due 12/01/11	635,000	652,748
Onalaska, Wisconsin Community Development Authority Revenue Refunding, 5.30%, Due 6/01/15	210,000	223,650
Oostburg, Wisconsin Community Development Authority Lease Revenue, 4.25%, Due 5/01/15	100,000	99,500
Osceola, Wisconsin Redevelopment Authority Lease Revenue:
4.65%, Due 12/01/10	200,000	213,000
4.75%, Due 12/01/11	325,000	344,094
5.15%, Due 12/01/15	350,000	366,625
5.375%, Due 12/01/20	530,000	555,837
Oshkosh, Wisconsin Elderly Housing Authority Revenue Refunding - Villa Saint Theresa, Inc. Project, 5.90%, 6/01/24 (e)	50,000	51,500
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding:
3.50%, Due 12/01/05	105,000	108,544
3.65%, Due 12/01/07	35,000	35,875
4.00%, Due 12/01/07	20,000	21,000
4.125%, Due 12/01/08	135,000	142,762
4.40%, Due 12/01/11	120,000	126,300
4.50%, Due 12/01/11	80,000	82,200
4.50%, Due 12/01/12	160,000	166,200
4.85%, Due 12/01/14	90,000	91,350
4.95%, Due 12/01/15	105,000	106,575
Shorewood, Wisconsin Community Development Authority Tax Increment District Number 1 Community Development Lease Revenue Refunding, 4.20%, Due 12/01/04	40,000	41,231
Southeast Wisconsin Professional Baseball Park District League Capital Appreciation COP:
Zero %, Due 12/15/11	100,000	74,250
Zero %, Due 12/15/13 (e)	90,000	59,850
Zero %, Due 12/15/16 (e)	50,000	28,125
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue:
5.65%, Due 12/15/16 (Pre-Refunding at $101 on 3/13/07)	10,000	11,300
5.75%, Due 12/15/21 (Pre-Refunding at $101 on 3/13/07)	195,000	220,838
5.80%, Due 12/15/26 (Pre-Refunding at $101 on 3/13/07)	605,000	686,675
6.10%, Due 12/15/29 (Pre-Refunding at $100 on 12/15/04)	40,000	42,250
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding (e):
5.50%, Due 12/15/12	800,000	914,000
5.50%, Due 12/15/15	50,000	57,375
5.50%, Due 12/15/18	210,000	239,925
5.50%, Due 12/15/26	110,000	120,725
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding-Jr. Lien (e):
5.00%, Due 12/15/06	15,000	16,481
5.50%, Due 12/15/09	250,000	287,500

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
5.50%, Due 12/15/11	$1,120,000	$1,283,800
5.50%, Due 12/15/15	1,545,000	1,730,400
5.50%, Due 12/15/16	1,635,000	1,825,069
Sturtevant, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.40%, Due 12/01/15	525,000	517,781
4.60%, Due 12/01/10	75,000	78,938
4.80%, Due 12/01/12	110,000	113,300
Sun Prairie, Wisconsin Community Development Authority Lease Revenue:
5.00%, Due 2/01/12	25,000	26,594
5.10%, Due 2/01/13 (b)	95,000	101,175
5.20%, Due 2/01/14 (b)	105,000	112,219
Two Rivers, Wisconsin Community Development Authority Development Revenue Refunding - Architectural Forest Project, 6.35%, Due 12/15/12	300,000	300,201
Verona, Wisconsin Community Development Authority Community Development Lease Revenue, 5.375%, Due 12/01/22	750,000	776,250
Waterford, Wisconsin Community Development Authority Redevelopment Lease Revenue:
5.35%, Due 10/01/14	50,000	51,625
5.80%, Due 10/01/23	100,000	104,375
Watertown, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.25%, Due 5/01/08	50,000	52,937
5.00%, Due 5/01/18	240,000	247,500
Waukesha County, Wisconsin Authority MFHR - Court Apartments Project, 5.80%, Due 4/01/25 (e)	50,000	50,082
Waukesha, Wisconsin Housing Authority Housing Revenue Refunding - Riverwalk Apartments Project, 5.625%, Due 12/01/20	750,000	687,187
Waukesha, Wisconsin Redevelopment Authority Development Revenue - Avalon Square, Inc. Project:
5.00%, Due 6/20/21 (e)	310,000	316,200
8.00%, Due 6/20/43	300,000	277,125
Waukesha, Wisconsin Redevelopment Authority Senior Housing Revenue - Presbyterian Homes Project, 7.50%, Due 6/01/35	50,000	53,063
Wauwatosa, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Hawthorne Terrace Project:
Zero %, Due 11/01/06	100,000	86,625
Zero %, Due 5/01/07	105,000	88,069
Zero %, Due 11/01/07	100,000	81,875
Wauwatosa, Wisconsin Housing Authority Revenue Refunding:
Hawthorne Terrace Project, 6.70%, Due 11/01/15	1,200,000	1,209,000
San Camillo Project, 3.00%, Due 8/01/05 (e)	350,000	351,750
Wauwatosa, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 5.65%, Due 12/01/16 (e)	45,000	50,344
Weston, Wisconsin Community Development Authority Lease Revenue:
4.25%, Due 10/01/13	$220,000	$223,850
4.40%, Due 10/01/14	145,000	147,175
4.55%, Due 10/01/15	130,000	131,950
Wisconsin Center District Junior Dedicated Tax Revenue (Pre-Refunding at $101 on 12/15/06):
5.55%, Due 12/15/15	30,000	33,825
5.70%, Due 12/15/20	70,000	79,187
5.75%, Due 12/15/27	280,000	317,450
Wisconsin Center District Junior Dedicated Tax Revenue Refunding (e):
5.25%, Due 12/15/13	25,000	28,063
5.25%, Due 12/15/15	170,000	190,825
5.25%, Due 12/15/16	465,000	522,544
5.25%, Due 12/15/18	160,000	178,200
5.25%, Due 12/15/19	95,000	105,331
Wisconsin Center District Tax Revenue Refunding (e):
Zero %, Due 12/15/29	250,000	61,250
Zero %, Due 12/15/30	3,250,000	751,562
Zero %, Due 12/15/31	2,000,000	437,500
Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue:
4.65%, Due 9/01/14	65,000	66,056
4.80%, Due 9/01/15	70,000	71,138
4.90%, Due 9/01/16	75,000	76,219
5.00%, Due 9/01/17	80,000	81,300

		39,885,716

Total Municipal Bonds (Cost $66,442,963)		68,290,913

Variable Rate Put Bonds 0.7%
Wisconsin
Waukesha County, Wisconsin Housing Authority Housing Revenue Refunding - Brookfield Woods Project, 4.80%, Due 3/01/34 (Mandatory Put at $100 on 3/01/11) (e)	500,000	511,875

Total Variable Rate Put Bond (Cost $504,168)		511,875

Short-Term Investments (a) 1.2%
Municipal Bonds 1.0%
Guam 0.2%
Guam Government GO, 5.75%, Due 9/01/04	150,000	151,282

Pennsylvania 0.2%
Sunbury, Pennsylvania New Public Housing Authority Revenue, 5.00%, Due 5/01/04	100,000	101,946

Puerto Rico 0.0%
Commonwealth of Puerto Rico GO, 5.30%, Due 7/01/04	10,000	10,269

Wisconsin 0.6%
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding, 3.50%, Due 3/01/04	75,000	75,316
Franklin, Wisconsin Community Development Authority Redevelopment Lease Revenue, 5.70%, Due 4/01/05 (Pre-Refunding at $100 on 4/01/04)	30,000	30,559

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project, Zero %, Due 11/01/03	$65,000	$65,000
Oakfield, Wisconsin Community Development Authority Revenue Refunding, 3.90%, Due 12/01/03	30,000	30,048
Southeast Wisconsin Professional Baseball Park District League Capital Appreciation COP, Zero %, Due 12/15/03 (e)	35,000	34,957
Wauwatosa, Wisconsin Housing Authority Revenue Refunding:
Harwood Place, Inc. Project, 5.30%, Due 12/01/03	40,000	40,126
San Camillo Project, 2.40%, Due 8/01/04 (e)	150,000	149,910

		425,916

Total Municipal Bonds		689,413

Variable Rate Put Bonds 0.2%
Puerto Rico
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, 1.70%, Due 11/12/03	130,000	130,000

Total Variable Rate Put Bonds		130,000

Total Short-Term Investments (Cost $817,001)		819,413

Total Investments in Securities (Cost $67,764,132) 99.2%		69,622,201
Other Assets and Liabilities, Net 0.8%		575,772

Net Assets 100.0%		$70,197,973

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	All or a portion of security is when-issued.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)	Illiquid security.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2003

(In Thousands, Except Per Share Amounts)

Strong Intermediate Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $49,374)	$50,286
Affiliated Issuers (Cost of $160)	160
Interest and Dividends Receivable	677
Other Assets	53

Total Assets	51,176

Liabilities:
Payable for Fund Shares Redeemed	109
Dividends Payable	161
Variation Margin Payable	5
Accrued Operating Expenses and Other Liabilities	11

Total Liabilities	286

Net Assets	$50,890

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$49,788
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	195
Net Unrealized Appreciation (Depreciation)	907

Net Assets	$50,890

Capital Shares Outstanding (Unlimited Number Authorized)	4,720

Net Asset Value Per Share	$10.78

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $210,859 and $153,172, respectively)	$204,008	$151,622
Affiliated Issuers (Cost of $7,070 and $7,040, respectively)	7,070	7,040
Receivable for Securities Sold	5,524	4,082
Receivable for Fund Shares Sold	—	30
Interest and Dividends Receivable	3,164	2,503
Variation Margin Receivable	19	—
Other Assets	90	41

Total Assets	219,875	165,318

Liabilities:
Payable for Securities Purchased	9,146	5,544
Payable for Fund Shares Redeemed	567	15
Dividends Payable	955	574
Accrued Operating Expenses and Other Liabilities	55	17

Total Liabilities	10,723	6,150

Net Assets	$209,152	$159,168

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$238,925	$170,672
Undistributed Net Realized Gain (Loss)	(22,922)	(9,954)
Net Unrealized Appreciation (Depreciation)	(6,851)	(1,550)

Net Assets	$209,152	$159,168

Capital Shares Outstanding (Unlimited Number Authorized)	23,539	16,924

Net Asset Value Per Share	$8.89	$9.40

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

	(In Thousands, Except As Noted)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $5,486, $622,088 and $67,764, respectively)	$5,509	$625,905	$69,622
Affiliated Issuers (Cost of $0, $25,895 and $0, respectively)	—	25,895	—
Receivable for Securities Sold	—	12,071	—
Receivable for Fund Shares Sold	—	1,468	1
Interest and Dividends Receivable	69	7,548	1,091
Other Assets	17	142	18

Total Assets	5,595	673,029	70,732

Liabilities:
Payable for Securities Purchased	—	18,590	215
Payable for Fund Shares Redeemed	—	5,372	64
Dividends Payable	19	1,799	236
Accrued Operating Expenses and Other Liabilities	9	75	19

Total Liabilities	28	25,836	534

Net Assets	$5,567	$647,193	$70,198

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$5,569	$647,692	$68,085
Undistributed Net Realized Gain (Loss)	(25)	(4,317)	255
Net Unrealized Appreciation (Depreciation)	23	3,818	1,858

Net Assets	$5,567	$647,193	$70,198

Investor Class ($ and shares in full)
Net Assets	$4,800,425	$644,324,032	$67,494,063
Capital Shares Outstanding (Unlimited Number Authorized)	469,435	65,519,548	6,313,153

Net Asset Value Per Share	$10.23	$9.83	$10.69

Class C ($ and shares in full)
Net Assets	$766,678	$2,869,197	$2,703,910
Capital Shares Outstanding (Unlimited Number Authorized)	74,971	292,014	252,915

Net Asset Value Per Share	$10.23	$9.83	$10.69

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2003

(In Thousands)

Strong Intermediate Municipal Bond Fund
Income:
Interest	$1,791
Dividends – Affiliated Issuers	23

Total Income	1,814

Expenses:
Investment Advisory Fees	160
Administrative Fees	121
Custodian Fees	9
Shareholder Servicing Costs	39
12b-1 Fees	108
Professional Fees	16
Federal and State Registration Fees	36
Other	12

Total Expenses before Expense Offsets	501
Expense Offsets (Note 4)	(315)

Expenses, Net	186

Net Investment Income (Loss)	1,628

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	210
Futures Contracts	54

Net Realized Gain (Loss)	264
Net Change in Unrealized Appreciation/Depreciation on:
Investments	589
Futures Contracts	14

Net Change in Unrealized Appreciation/Depreciation	603

Net Gain (Loss) on Investments	867

Net increase (Decrease) in Net Assets Resulting from Operations	$2,495

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

	(In Thousands)

	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Income:
Interest	$11,865	$7,418
Dividends – Affiliated Issuers	66	34

Total Income	11,931	7,452

Expenses:
Investment Advisory Fees	802	492
Administrative Fees	642	394
Custodian Fees	21	9
Shareholder Servicing Costs	230	56
Reports to Shareholders	59	12
Federal and State Registration Fees	35	48
Other	67	29

Total Expenses before Expense Offsets	1,856	1,040
Expense Offsets (Note 4)	(1)	(1)

Expenses, Net	1,855	1,039

Net Investment Income (Loss)	10,076	6,413

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(2,629)	(1,487)
Futures Contracts	(179)	40

Net Realized Gain (Loss)	(2,808)	(1,447)
Net Change in Unrealized Appreciation/Depreciation on Investments	7,268	1,834

Net Gain (Loss) on Investments	4,460	387

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,536	$6,800

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

	(In Thousands)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
	(Note 1)	(Note 1)	(Note 1)
Income:
Interest	$114	$25,962	$3,297
Dividends – Affiliated Issuers	—	208	—

Total Income	114	26,170	3,297

Expenses (Note 4):
Investment Advisory Fees	12	1,552	278
Administrative Fees	9	1,742	211
Custodian Fees	2	45	10
Shareholder Servicing Costs	5	352	60
12b-1 Fees	11	11	198
Reports to Shareholders	7	85	19
Professional Fees	17	52	22
Federal and State Registration Fees	47	59	54
Other	2	78	10

Total Expenses before Expense Offsets	112	3,976	862
Expense Offsets	(112)	(3)	(616)

Expenses, Net	—	3,973	246

Net Investment Income (Loss)	114	22,197	3,051

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(28)	(613)	399
Written Options	1	—	—
Futures Contracts	2	(288)	(122)

Net Realized Gain (Loss)	(25)	(901)	277

Net Change in Unrealized Appreciation/Depreciation on Investments	23	8,111	324

Net Gain (Loss) on Investments	(2)	7,210	601

Net increase (Decrease) in Net Assets Resulting from Operations	$112	$29,407	$3,652

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Intermediate Municipal Bond Fund		Strong Municipal Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$1,628	$614	$10,076	$10,626
Net Realized Gain (Loss)	264	(70)	(2,808)	1,465
Net Change in Unrealized Appreciation/Depreciation	603	277	7,268	(6,217)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,495	821	14,536	5,874

Distributions:
From Net Investment Income	(1,628)	(614)	(10,316)	(10,626)
From Net Realized Gains	—	(7)	—	—

Total Distributions	(1,628)	(621)	(10,316)	(10,626)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,369	31,449	(38,357)	(12,969)

Total Increase (Decrease) in Net Assets	17,236	31,649	(34,137)	(17,721)

Net Assets:
Beginning of Year	33,654	2,005	243,289	261,010

End of Year	$50,890	$33,654	$209,152	$243,289

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Short-Term High Yield Municipal Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$6,413	$6,114
Net Realized Gain (Loss)	(1,447)	(4,994)
Net Change in Unrealized Appreciation/Depreciation	1,834	2,389

Net Increase (Decrease) in Net Assets
Resulting from Operations	6,800	3,509
Distributions From Net Investment Income	(6,413)	(6,114)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	34,372	(11,667)

Total Increase (Decrease) in Net Assets	34,759	(14,272)

Net Assets:
Beginning of Year	124,409	138,681

End of Year	$159,168	$124,409

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund		Strong Wisconsin Tax-Free Fund
	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
	(Note 1)	(Note 1)		(Note 1)
Operations:
Net Investment Income (Loss)	$114	$22,197	$22,643	$3,051	$2,091
Net Realized Gain (Loss)	(25)	(901)	3,180	277	(17)
Net Change in Unrealized Appreciation/Depreciation	23	8,111	(7,394)	324	1,082

Net Increase (Decrease) in Net Assets Resulting from Operations	112	29,407	18,429	3,652	3,156
Distributions:
From Net Investment Income:
Investor Class	(98)	(22,255)	(22,658)	(3,016)	(2,091)
Class C	(16)	(23)	—	(35)	—
From Net Realized Gains:
Investor Class	—	—	—	—	(22)

Total Distributions	(114)	(22,278)	(22,658)	(3,051)	(2,113)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,569	47,068	92,564	4,120	36,644

Total Increase (Decrease) in Net Assets	5,567	54,197	88,335	4,721	37,687
Net Assets:
Beginning of Period	—	592,996	504,661	65,477	27,790

End of Period	$5,567	$647,193	$592,996	$70,198	$65,477

Undistributed Net Investment Income (Loss)	$—	$—	$1	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Year Ended
Selected Per-Share Data(a)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Net Asset Value, Beginning of Period	$10.48	$10.25	$10.00

Income From Investment Operations:
Net Investment Income (Loss)	0.41	0.45	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.30	0.26	0.25

Total from Investment Operations	0.71	0.71	0.36

Less Distributions:
From Net Investment Income(b)	(0.41)	(0.45)	(0.11)
From Net Realized Gains	—	(0.03)	—

Total Distributions	(0.41)	(0.48)	(0.11)

Net Asset Value, End of Period	$10.78	$10.48	$10.25

Ratios and Supplemental Data
Total Return	+6.8%	+7.1%	+3.6%
Net Assets, End of Period (In Millions)	$51	$34	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.4%	4.5	%*
Ratio of Expenses to Average Net Assets	0.4%	0.1%	0.0	%(d)*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.8%	4.2%	4.3	%*
Portfolio Turnover Rate	190.0%	225.2%	114.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Tax-exempt for regular federal income tax purposes.
(c)	For the period from August 1, 2001 (public launch date) to October 31, 2001.
(d)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MUNICIPAL BOND FUND

	Year Ended
Selected Per-Share Data(a)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Aug. 31, 2000	Aug. 31, 1999
Net Asset Value, Beginning of Period	$8.73	$8.89	$8.58	$8.78	$9.37	$9.96
Income From Investment Operations:
Net Investment Income (Loss)	0.39	0.37	0.41	0.08	0.50	0.51
Net Realized and Unrealized Gains (Losses) on Investments	0.17	(0.16)	0.31	(0.20)	(0.59)	(0.59)

Total from Investment Operations	0.56	0.21	0.72	(0.12)	(0.09)	(0.08)
Less Distributions:
From Net Investment Income(c)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)	(0.51)

Total Distributions	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)	(0.51)

Net Asset Value, End of Period	$8.89	$8.73	$8.89	$8.58	$8.78	$9.37

Ratios and Supplemental Data
Total Return	+6.5%	+2.4%	+8.6%	–1.4%	–0.9%	–1.0%
Net Assets, End of Period (In Millions)	$209	$243	$261	$259	$274	$370
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	1.1%	1.0%	0.8%*	0.8%	0.7%
Ratio of Expenses to Average Net Assets	0.8%	1.1%	0.9%	0.8%*	0.8%	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.4%	4.2%	4.8%	5.2%*	5.6%	5.1%
Portfolio Turnover Rate	120.7%	95.1%	118.3%	7.2%	19.2%	22.4%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Year Ended
Selected Per-Share Data(a)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Aug. 31, 2000	Aug. 31, 1999
Net Asset Value, Beginning of Period	$9.38	$9.56	$9.58	$9.60	$9.99	$10.17
Income From Investment Operations:
Net Investment Income (Loss)	0.43	0.44	0.50	0.08	0.51	0.50
Net Realized and Unrealized Gains (Losses) on Investments	0.02	(0.18)	(0.02)	(0.02)	(0.39)	(0.18)

Total from Investment Operations	0.45	0.26	0.48	0.06	0.12	0.32
Less Distributions:
From Net Investment Income(c)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)	(0.50)

Total Distributions	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)	(0.50)

Net Asset Value, End of Period	$9.40	$9.38	$9.56	$9.58	$9.60	$9.99

Ratios and Supplemental Data
Total Return	+4.9%	+2.8%	+5.1%	+0.7%	+1.3%	+3.2%
Net Assets, End of Period (In Millions)	$159	$124	$139	$133	$140	$182
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.8%	0.8%	0.7%*	0.7%	0.7%
Ratio of Expenses to Average Net Assets	0.7%	0.8%	0.7%	0.7%*	0.6%	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.6%	4.7%	5.1%	5.1%*	5.2%	4.9%
Portfolio Turnover Rate	58.8%	68.9%	62.8%	6.0%	27.9%	22.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from August to October.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MINNESOTA TAX-FREE FUND — INVESTOR CLASS

Selected Per-Share Data(a)	Period Ended Oct. 31, 2003(b)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.23

Total from Investment Operations	0.54
Less Distributions:
From Net Investment Income(c)	(0.31)

Total Distributions	(0.31)

Net Asset Value, End of Period	$10.23

Ratios and Supplemental Data
Total Return	+5.4%
Net Assets, End of Period (In Millions)	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	3.4%*
Ratio of Expenses to Average Net Assets	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.6%*
Portfolio Turnover Rate(d)	54.5%

STRONG MINNESOTA TAX-FREE FUND — CLASS C

Selected Per-Share Data(a)	Period Ended Oct. 31, 2003(b)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.23

Total from Investment Operations	0.54
Less Distributions:
From Net Investment Income(c)	(0.31)

Total Distributions	(0.31)

Net Asset Value, End of Period	$10.23

Ratios and Supplemental Data
Total Return	+5.4%
Net Assets, End of Period (In Millions)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	4.4%*
Ratio of Expenses to Average Net Assets	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.6%*
Portfolio Turnover Rate(d)	54.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 27, 2002 (public launch date) to October 31, 2003.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM MUNICIPAL BOND FUND — INVESTOR CLASS

	Year Ended
Selected Per-Share Data(a)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Aug. 31, 2000	Aug. 31, 1999
Net Asset Value, Beginning of Period	$9.72	$9.78	$9.62	$9.64	$9.76	$9.95
Income From Investment Operations:
Net Investment Income (Loss)	0.35	0.40	0.44	0.08	0.46	0.47
Net Realized and Unrealized Gains (Losses) on Investments	0.11	(0.06)	0.16	(0.02)	(0.12)	(0.19)

Total from Investment Operations	0.46	0.34	0.60	0.06	0.34	0.28
Less Distributions:
From Net Investment Income(c)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)	(0.47)

Total Distributions	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)	(0.47)

Net Asset Value, End of Period	$9.83	$9.72	$9.78	$9.62	$9.64	$9.76

Ratios and Supplemental Data
Total Return	+4.8%	+3.5%	+6.4%	+0.6%	+3.6%	+2.8%
Net Assets, End of Period (In Millions)	$644	$593	$505	$317	$307	$325
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.6%	0.6%*	0.6%	0.6%
Ratio of Expenses to Average Net Assets	0.6%	0.6%	0.6%	0.6%*	0.6%	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.6%	4.1%	4.5%	4.9%*	4.8%	4.7%
Portfolio Turnover Rate(e)	83.7%	68.2%	73.7%	8.9%	48.6%	22.7%

STRONG SHORT-TERM MUNICIPAL BOND FUND — CLASS C

Selected Per-Share Data(a)	Period Ended Oct. 31, 2003(d)
Net Asset Value, Beginning of Period	$9.79
Income From Investment Operations:
Net Investment Income (Loss)	0.16
Net Realized and Unrealized Gains (Losses) on Investments	0.04

Total from Investment Operations	0.20
Less Distributions:
From Net Investment Income(c)	(0.16)

Total Distributions	(0.16)

Net Asset Value, End of Period	$9.83

Ratios and Supplemental Data
Total Return	+2.1%
Net Assets, End of Period (In Millions)	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%*
Ratio of Expenses to Average Net Assets	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.0%*
Portfolio Turnover Rate(e)	83.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from August to October.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	For the period from February 3, 2003 (public launch date) to October 31, 2003.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG WISCONSIN TAX-FREE FUND — INVESTOR CLASS

	Year Ended
Selected Per-Share Data(a)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Net Asset Value, Beginning of Period	$10.56	$10.36	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.44	0.48	0.27
Net Realized and Unrealized Gains (Losses) on Investments	0.13	0.21	0.36

Total from Investment Operations	0.57	0.69	0.63
Less Distributions:
From Net Investment Income(c)	(0.44)	(0.48)	(0.27)
From Net Realized Gains	—	(0.01)	—

Total Distributions	(0.44)	(0.49)	(0.27)

Net Asset Value, End of Period	$10.69	$10.56	$10.36

Ratios and Supplemental Data
Total Return	+5.5%	+6.8%	+6.4%
Net Assets, End of Period (In Millions)	$67	$65	$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%	1.9	%*
Ratio of Expenses to Average Net Assets	0.3%	0.1%	0.0	%(d)*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	4.5%	4.7	%*
Portfolio Turnover Rate(e)	54.2%	95.3%	53.8%

STRONG WISCONSIN TAX-FREE FUND — CLASS C

Selected Per-Share Data(a)	Period Ended Oct. 31, 2003(f)
Net Asset Value, Beginning of Period	$10.60
Income From Investment Operations:
Net Investment Income (Loss)	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.09

Total from Investment Operations	0.35
Less Distributions:
From Net Investment Income(c)	(0.26)
From Net Realized Gains	—

Total Distributions	(0.26)

Net Asset Value, End of Period	$10.69

Ratios and Supplemental Data
Total Return	+3.3%
Net Assets, End of Period (In Millions)	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%*
Ratio of Expenses to Average Net Assets	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.7%*
Portfolio Turnover Rate(e)	54.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from April 9, 2001 (public launch date) to October 31, 2001.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Amount calculated is less than 0.05%.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)	For the period from December 27, 2002 (public launch date) to October 31, 2003.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

1.	Organization

The accompanying financial statements represent the Strong Municipal Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Intermediate Municipal Bond Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Municipal Bond Fund (a series fund of Strong Municipal Bond Fund, Inc.)

•	Strong Short-Term High Yield Municipal Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Minnesota Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Short-Term Municipal Bond Fund (a series fund of Strong Short-Term Municipal Bond Fund, Inc.)

•	Strong Wisconsin Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund offer Investor Class shares. Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund offer Investor Class and Class C shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available only to the general public and Class C shares are available only through financial professionals.

Effective December 26, 2002, Strong Minnesota Tax-Free Fund commenced operations and offered Investor Class and Class C shares (Public launch date of December 27, 2002).

Effective December 26, 2002, Strong Wisconsin Tax-Free Fund offered Class C shares (Public launch date of December 27, 2002).

Effective January 31, 2003, Strong Short-Term Municipal Bond Fund offered Class C shares (Public launch date of February 3, 2003).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity the Funds’ net asset value and its ability to dispose of these securities at their current market values when necessary to meet the Funds’ investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying asset or index, or that the counterparty fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(H)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(I)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

(J)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

Strong Capital Management, Inc. (“Strong” or the “Advisor”) provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees		Administration Fees
			Investor Class	Class C
Strong Intermediate Municipal Bond Fund	0.37	%(1)	0.28%	*
Strong Municipal Bond Fund	0.35	%(2)	0.28%	*
Strong Short-Term High Yield Municipal Fund	0.35	%(2)	0.28%	*
Strong Minnesota Tax-Free Fund	0.37	%(1)	0.28%	0.28%
Strong Short-Term Municipal Bond Fund	0.25	%(3)	0.28%	0.28%
Strong Wisconsin Tax-Free Fund	0.37	%(1)	0.28%	0.28%

*	Does not offer share class.
(1)	The Investment Advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above.
(2)	The Investment Advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.
(3)	The Investment Advisory fees are 0.25% for assets under $4 billion, 0.225% for the next $2 billion assets, and 0.20% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds’ Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Class C shares of the Strong Minnesota Tax-Free Fund and the Investor Class shares of the Strong Wisconsin Tax-Free Fund until March 1, 2004, to keep total annual operating expenses at no more than 2.50% and 0.75%, respectively. Transfer Agent and related service fees for Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer Agent and related service fees for Class C shares are paid at an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in shareholder servicing costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Investor Class and Class C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares (except for the Strong Short-Term Municipal Bond Fund) and 1.00% of the average daily net assets of the Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s shares. See Note 4.

The Class C shares of the Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have a 1.00% contingent deferred sales charge, if the shares are sold within one year of their original purchase date.

For the year ended October 31, 2003, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares as follows: Strong Short-Term Municipal Bond Fund of $800 and Strong Wisconsin Tax-Free Fund of $2,947. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2003, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at Oct. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Intermediate Municipal Bond Fund	$2,746	$39,143	$(183)	$1,060
Strong Municipal Bond Fund	21,114	230,792	1,594	5,581
Strong Short-Term High Yield Municipal Fund	2,905	55,988	(183)	2,986
Strong Minnesota Tax-Free Fund*	209	4,940	66	508
Strong Short-Term Municipal Bond Fund	32,252	353,010	2,503	13,215
Strong Wisconsin Tax-Free Fund	6,300	60,757	514	1,569

*	For the period December 26, 2002 to October 31, 2003

4.	Expenses and Expense Offsets

For the year ended October 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Minnesota Tax-Free Fund*
Investor Class	$7,533	$3,882	$5,236	$6,725	$174
Class C	1,252	905	1,804	4,486	45
Strong Short-Term Municipal Bond Fund
Investor Class	1,739,298	349,772	83,280	—	3,509
Class C	3,119	2,225	1,561	11,212	10
Strong Wisconsin Tax-Free Fund
Investor Class	206,956	57,220	18,591	184,782	1,457
Class C	3,612	2,588	210	12,961	7

*	For the period December 26, 2002 to October 31, 2003.

For the year ended October 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Intermediate Municipal Bond Fund	$(315,037)	$—	$(420)
Strong Municipal Bond Fund	(331)	—	(535)
Strong Short-Term High Yield Municipal Bond Fund	(548)	(183)	(547)
Strong Minnesota Tax-Free Fund*
Investor Class	(23,550)	—	—
Class C	(8,492)	—	—
Fund Level	(79,448)	—	(28)
Strong Short-Term Municipal Bond Fund
Investor Class	(561)	—	—
Class C	(283)	(3)	—
Fund Level	—	—	(2,484)
Strong Wisconsin Tax-Free Fund
Investor Class	(402,664)	—	—
Class C	(4,160)	—	—
Fund Level	(208,363)	—	(430)

*	For the period December 26, 2002 to October 31, 2003.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s prospectus. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the year ended October 31, 2003, are as follows:

	Purchases	Sales
Strong Intermediate Municipal Bond Fund	$96,130,646	$78,362,698
Strong Municipal Bond Fund	268,149,097	304,234,559
Strong Short-Term High Yield Municipal Fund	107,368,825	79,832,216
Strong Minnesota Tax-Free Fund*	7,240,042	1,876,346
Strong Short-Term Municipal Bond Fund	462,390,879	469,635,137
Strong Wisconsin Tax-Free Fund	45,600,616	39,063,056

*	For the period December 26, 2002 to October 31, 2003.

There were no purchases or sales of long-term U.S. government securities for the year ended October 31, 2003.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Intermediate Municipal Bond Fund	$49,533,746	$968,104	$(55,969)	$912,135	$163,350	$26,648
Strong Municipal Bond Fund	218,173,814	5,660,530	(12,756,527)	(7,095,997)	—	—
Strong Short-Term High Yield Municipal Fund	160,226,935	1,704,586	(3,269,309)	(1,564,723)	—	—
Strong Minnesota Tax-Free Fund	5,486,193	50,381	(27,124)	23,257	—	—
Strong Short-Term Municipal Bond Fund	648,014,442	8,958,549	(5,172,570)	3,785,979	—	—
Strong Wisconsin Tax-Free Fund	67,782,306	1,960,900	(121,005)	1,839,895	190,695	82,809

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong Intermediate Municipal Bond Fund	$—	$1,627,624	$—	$—	$6,973	$613,815	$—
Strong Municipal Bond Fund	—	10,316,148	—	(22,665,508)	—	10,626,118	—
Strong Short-Term High Yield Municipal Fund	—	6,412,830	—	(9,934,322)	—	6,114,307	—
Strong Minnesota Tax-Free Fund	—	113,757	—	(24,594)	—	—	—
Strong Short-Term Municipal Bond Fund	—	22,278,996	—	(4,336,055)	—	22,657,934	—
Strong Wisconsin Tax-Free Fund	—	3,051,441	—	—	19,038	2,090,753	2,684

Net capital loss carryovers of $1,522,953 for Strong Municipal Bond Fund are scheduled to expire in 2004. Net capital loss carryovers of $551,953 for Strong Short-Term Municipal Bond Fund are scheduled to expire in 2004. Strong Intermediate Municipal Bond Fund and Strong Wisconsin Tax-Free Fund utilized $88,488 and $3,179, respectively, of their capital loss carryovers during the year ended October 31, 2003.

8.	Capital Share Transactions

	Strong Intermediate Municipal Bond Fund		Strong Municipal Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$59,984,745	$47,385,272	$97,782,999	$98,956,061
Proceeds from Reinvestment of Distributions	1,179,772	329,388	7,781,816	8,244,279
Payment for Shares Redeemed	(44,795,899)	(16,265,742)	(143,922,313)	(120,169,662)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$16,368,618	$31,448,918	$(38,357,498)	$(12,969,322)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	5,607,204	4,541,322	11,107,578	11,263,570
Issued in Reinvestment of Distributions	110,719	31,474	883,342	939,999
Redeemed	(4,210,524)	(1,555,758)	(16,333,929)	(13,683,190)

Net Increase (Decrease) in Shares of the Fund	1,507,399	3,017,038	(4,343,009)	(1,479,621)

	Strong Short-Term High Yield Municipal Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$77,993,755	$54,202,164
Proceeds from Reinvestment of Distributions	5,563,481	5,530,649
Payment for Shares Redeemed	(49,185,648)	(71,400,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$34,371,588	$(11,667,367)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	8,297,820	5,724,463
Issued in Reinvestment of Distributions	592,165	583,654
Redeemed	(5,234,541)	(7,544,524)

Net Increase (Decrease) in Shares of the Fund	3,655,444	(1,236,407)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund
	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
	(Note 1)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$6,556,049	$301,519,889	$368,410,031
Proceeds from Reinvestment of Distributions	76,464	17,080,163	18,446,949
Payment for Shares Redeemed	(1,822,310)	(274,395,696)	(294,292,785)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,810,203	44,204,356	92,564,195

CLASS C
Proceeds from Shares Sold	1,002,646	3,062,810	—
Proceeds from Reinvestment of Distributions	10,600	1,660	—
Payment for Shares Redeemed	(254,326)	(201,180)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	758,920	2,863,290	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$5,569,123	$47,067,646	$92,564,195

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	640,569	30,734,752	37,722,081
Issued in Reinvestment of Distributions	7,481	1,742,894	1,888,943
Redeemed	(178,615)	(27,970,101)	(30,186,460)

Net Increase (Decrease) in Shares	469,435	4,507,545	9,424,564

CLASS C
Sold	98,933	312,295	—
Issued in Reinvestment of Distributions	1,038	169	—
Redeemed	(25,000)	(20,450)	—

Net Increase (Decrease) in Shares	74,971	292,014	—

	Strong Wisconsin Tax-Free Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$50,656,937	$63,638,314
Proceeds from Reinvestment of Distributions	2,736,103	1,687,121
Payment for Shares Redeemed	(51,988,292)	(28,681,448)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,404,748	36,643,987
CLASS C
Proceeds from Shares Sold	3,110,102	—
Proceeds from Reinvestment of Distributions	22,068	—
Payment for Shares Redeemed	(416,743)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,715,427	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$4,120,175	$36,643,987

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	4,733,404	6,115,951
Issued in Reinvestment of Distributions	256,565	162,449
Redeemed	(4,877,851)	(2,760,202)

Net Increase (Decrease) in Shares	112,118	3,518,198

CLASS C
Sold	289,187	—
Issued in Reinvestment of Distributions	2,063	—
Redeemed	(38,335)	—

Net Increase (Decrease) in Shares	252,915	—

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2003, is as follows:

	Balance of Shares Held Nov. 1, 2002	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2003	Value Oct. 31, 2003	Investment Income Nov. 1, 2002- Oct. 31, 2003
Strong Intermediate Municipal Bond Fund
Strong Tax-Free Money Fund	930,000	67,726,000	68,496,000	160,000	$160,000	$23,393
Strong Municipal Bond Fund
Strong Tax-Free Money Fund	965,000	193,710,000	187,605,000	7,070,000	7,070,000	65,912
Strong Short-Term High Yield Municipal Fund
Strong Tax-Free Money Fund	1,060,000	87,720,000	81,740,000	7,040,000	7,040,000	33,691
Strong Short-Term Municipal Bond Fund
Strong Municipal Money Market Fund	2,000	3,080,000	3,082,000	—	—	213
Strong Tax-Free Money Fund	20,740,000	422,155,000	417,000,000	25,895,000	25,895,000	207,321

10.	Legal Proceedings

On August 28, 2002, Strong Municipal Bond Fund, Inc. (“Fund”) obtained a judgment order against certain defendants in Oklahoma federal district court awarding a rescission claim to the Fund for approximately $10,465,000, attorney fees and expenses of approximately $686,000, and statutory interest on certain municipal bonds purchased by the Fund in 1998. The defendants have appealed the judgment and posted liquid investments equal to 102% of the judgment in favor of the Fund during the pendency of the appeal. Until a final, non-appealable judgment is obtained by the Fund, the Fund considers it speculative to place any specific value on this judgment, and has not recorded this contingent receivable of the Fund. Therefore, the judgment award has not been used in calculating net asset value of the Fund.

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation will be reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating fully with the NYAG, the SEC, and the WDFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of

Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; and Superior Court of the State of California, County of Los Angeles. The Actions do not differ materially in terms of allegations and demands for relief. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this supplement and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Municipal Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund (all six collectively constituting Strong Municipal Income Funds, hereafter referred to as the “Funds”) at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 9, 2003

DIRECTORS AND OFFICERS

The following information is provided as of October 31, 2003.

Richard S. Strong (located immediately below) is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor’s parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Richard S. Strong1 (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

[1]	Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds’ Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Vice President of Strong Investor Services, Inc., since December 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Assistant Secretary of Strong Investor Services, Inc., since June 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President and Secretary of Strong Investor Services, Inc., since December 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, call 1-800-368-3863, or visit the Securities and Exchange Commission’s web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT38502 12-03

AMUNI/WH 2920        10-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

Not applicable to this Registrant, insofar as the Registrant has a fiscal year-end of October 31, 2003.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Municipal Bond Fund, Inc., on behalf of the Strong Municipal Bond Fund

By:	/s/ Christopher O. Petersen
Christopher O. Petersen, Vice President and Assistant Secretary

Date: December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 30, 2003

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: December 30, 2003